                                                                  Exhibit 10.34
                                *CONTRACT FOR THE
                            USE AND MAINTENANCE OF A
                               FIBRE OPTIC NETWORK
                                 (TRUNK NETWORK)

                                     BETWEEN

               RED NACIONAL DE LOS FERROCARRILES ESPANOLES (RENFE)

                                       AND

                      FIRSTMARK COMMUNICATIONS EUROPE, S.A.
















---------------
* Portions of this agreement are confidential and have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 under the Securities Act of 1933, as amended. Asterisks, for example "***********", have been inserted to indicate that information has been deleted.

In Madrid, 1 August 2000,

                                     BETWEEN

Mr. Tim Samples, of full age, acting for and behalf of FirstMark Communications Europe, S.A., (hereinafter "FirstMark"), acting pursuant to the authority granted to him as Chief Executive, and with address for the purposes hereof in Luxembourg at 3 Rue Jean Piret, L-2350, Luxembourg, of the one part,

and

Mr. Jose Maria Lasala Escala, of full age, acting for and behalf of LA RED NACIONAL DE LOS FERROCARRILES ESPANOLES (hereinafter "RENFE"), acting pursuant to the authority granted to him as Corporate Chief Executive, and with address for the purposes hereof at Avda. Pio XII, 110, 28036 Madrid, and Mr. Gonzalo Madrid Gonzalez, of full age, acting for and on behalf of RENFE, pursuant to the authority granted to him as Corporate Head of Development, Planning and Management Control, with address for the purposes hereof at Avda. Pio XII, 110, 28036 Madrid, of the other part.

                       ACTING IN THE FOLLOWING CAPACITIES

The former acting on behalf of FirstMark, a Luxembourg company with registered office in Luxembourg at 3 Rue Jean Piret, L-2350, Luxembourg, registered in the Luxembourg Chamber of Commerce under number 65610 Section B on 7 August 1998, and the latter acting on behalf of RENFE, with registered office at Avda. Pio XII, 110, 28036 Madrid, a public corporation governed by its bylaws promulgated by Spanish Royal Decree 121/1994, of 28 January, and with Fiscal ID Document number, 28016749, hereinafter referred to as the "Parties".


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                                     WHEREAS

ONE: RENFE is the owner of a fibre optic network over its rail infrastructure, of substantial extent, capacity and quality.

TWO: RENFE holds the corresponding licence (C1) enabling it to grant the right to use the fibre optic network covered by this contract.

THREE: RENFE wishes to grant to FirstMark to right to use the fibre optic network as requested by the same. RENFE furthermore, in accordance with the provisions of this contract, will be responsible for maintenance of the fibre optic network the use of which is granted to FirstMark.

FOUR: FirstMark, through LAMBDANET, is implementing a fibre optic network in Europe and wishes to extend the same to Spain.

FIVE: FirstMark wishes to lease a Fibre Optic Network (the "Network") from RENFE to support its own transmission network or for the purpose of leasing capacity to third parties.

                         IT IS HEREBY AGREED AS FOLLOWS

ONE.              SUBJECT MATTER OF THE CONTRACT

1.1 The subject matter of this Contract is the grant by RENFE to FirstMark of the right to use a Network consisting of 2 fibres over the layout indicated in Annex 1, maintenance by RENFE of the said Network on the terms set out in this contract, grant of the necessary rights for the installation of equipment over the layout of the Network, and the leasing of physical space and/or technical areas within RENFE premises for appropriate use of the Network covered by the grant.

         This Contract shall allow for subsequent extensions to be made to the Network leased, or sections thereof contracted by FirstMark, on the terms set out herein or which the parties may freely agree on in the future.


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1.2      The Network shall consist of several links which interconnect urban centres where FirstMark has a point of presence. The same includes points of presence, connection or others in RENFE stations within urban nuclei through which the layout of the Network passes and which FirstMark may request, even when there are several stations in a single town or city. Each link is achieved with successive segments of dark fibre pairs installed along the RENFE rail layout with intermediate Telecommunications Parks used by FirstMark.

1.3 The Network consists of 2 fibres over the said layout, with the dates of delivery and availability to FirstMark being as indicated in Annex 1.

TWO.              DURATION OF THE CONTRACT

2.1 This Contract shall remain in force from signature hereof until twelve years have elapsed from the date of delivery of the whole of the Network detailed in Annex 1. The said initial duration may be extended at the election of FirstMark for 2 periods, an initial period of 3 years and a further subsequent period of 5 years.

2.2. RENFE shall make the Network available to FirstMark (including the modules detailed in Clause 3.4) prior to the delivery dates indicated in Annex 1, on the dates also indicated in Annex 1.

2.3 In the event that FirstMark decides not to take up either of the two extensions, it shall give six months notice thereof prior to the end of the corresponding period to RENFE.

2.4. At the end of the second extension, as the case may be, this Contract may be extended by mutual agreement between the parties.

THREE.   OBLIGATIONS OF RENFE

Without prejudice to the provisions of other clauses of this Contract or the Annexes hereto,

3.1 RENFE undertakes to make use of the Network available to FirstMark within the agreed dates in accordance with the provisions of Clause 1.3.


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3.2      RENFE undertakes to FirstMark to guarantee continuity and quality between repeaters of the fibres leased and to guarantee the existence and maintenance for the duration of this Contract and extensions hereto, as the case may be, of rights of passage and easements required for the said installations and for full implementation of the grant of use pursuant to this Contract. RENFE in any event undertakes to FirstMark that it shall have peaceful enjoyment of its right to use the Network for the whole period of the Contract and any extensions hereto.

3.3 RENFE undertakes to undertake all repairs to the leased Network and connected installations as may be necessary in order to preserve the same in good condition of use by FirstMark in accordance with the specifications contained in the Annexes to this Contract.

3.4 RENFE undertakes to grant FirstMark the right to install intermediate repeater equipment and terminal equipment in a 3.6(m2) module per repeater or terminal equipment, in the Telecommunications Parks described on the FirstMark network map (Annex 1) over the layout of the Network, the right to segregate the capacity produced at the corresponding points and make use of the same for such services and users as it deems fit, and the right to sell or transfer such capacity to third parties under any legal arrangement.

3.5. RENFE undertakes to grant FirstMark the right to install antennae, masts and complementary spaces for other equipment beyond that described in the previous paragraph, as FirstMark considers necessary, over the layout of the Network and whenever possible in the location selected by FirstMark, on the following terms and conditions:

         a)       LOCATED WITHIN TELECOMMUNICATIONS PARKS

                  FirstMark may install, adjoining the FirstMark module, up to two masts of up to 5 metres in height with a maximum of 5 antennae. FirstMark shall pay *********** annually to RENFE for such installation (year 2000 price) which shall be updated in accordance with the Consumer Price Index. FirstMark may in individual cases request installation of a tower in the Park which RENFE shall allow, in the absence of good reason, on such technical and financial terms and conditions as may be agreed.

         b)       LOCATED OUTSIDE TELECOMMUNICATIONS PARKS

                  On the technical, financial and administrative terms and conditions as set out in the Framework Agreement and individual Contracts negotiated between FirstMark and RENFE (UN Patrimonio).


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* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


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

FOUR.             OBLIGATIONS OF FIRSTMARK; FINANCIAL TERMS AND CONDITIONS

4.1 Payment for the right to use all of the links making up the Network shall be single, indivisible and made quarterly in accordance with the provisions of this Clause. Until the whole of the Network has been accepted, however, payment of the corresponding amount for the use of partial sections (provided that the parties have expressly agreed thereto) which have been satisfactorily accepted shall be made at the proportion of the corresponding portion in relation to the contracted Network as a whole.

4.2. FINANCIAL TERMS AND CONDITIONS: FirstMark shall pay the corresponding amounts to RENFE in respect of the following:

         (a) CHARGE FOR USE OF THE NETWORK: The annual amount payable in relation to the year 2000 for use of the whole of the Network, as indicated in Annex 1, shall be **************************
                  ************************************************************
                  ****************************. The said charges shall include those for the technical areas indicated in Clause 3.4. and shall be applied in proportion to the sections delivered in accordance with the provisions of Clause 4.1.

                  The said amounts shall be reviewed annually in line with the Consumer Price Index, with the first review taking place on 01 January 2001.

                  The prices for each section indicated in Annex 1 shall relate to a pair of optical fibres; in the event that FirstMark requests an increase in capacity, the following discounts shall be applied:

                           2(nd) pair ........................  ***
                           3(rd) pair ........................  ***
                           4(th) and successive pairs.........  ***.


         (b) MAINTENANCE CHARGE: The initial annual price payable for maintenance shall be *** of the initial amount of rent for the trunk network detailed in Annex 1. The annual maintenance price shall be revised each year in line with the CPI - with no restriction on the latter - as from 1/1/2001. Until the whole of the Network is handed over, the applicable maintenance charge shall be that solely in relation to that portion of the Network handed over.

         (c) CHARGE FOR NEW REPEATER MODULES. RENFE shall provide additional models to those described in Clause 3.4 at points where FirstMark so requests, whenever possible, at an annual rental of **************** for each additional module, the said amount relating to 2000 and revised each year on the basis of the CPI.


---------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


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         (d)          RENTAL OF OTHER TECHNICAL PREMISES OR SPACES: The initial
                  rent for technical spaces shall be adjusted on a case by case basis in accordance with market prices.

4.3. LIMIT ON ANNUAL CPI INCREASE Any increase agreed in this Contract based on the CPI shall be limited to a maximum of ** annually. By way of exception, this limit shall not apply in respect of maintenance charges (Clause 4.2.b)) which shall be revised in line with the actual CPI.

4.4. PAYMENT TERMS Payment shall be made quarterly in arrears on the following fixed dates: 15 January, 15 April, 15 July and 15 October. Until the whole of the Network has been handed over, invoicing shall relate to that part of the Network handed over and for the days of the corresponding invoicing quarter which elapse between the date of delivery and the corresponding invoicing date established. Payment of quarterly invoices shall be made by transfer or payment into the bank accounts of RENFE opened with banks BBVA 0182-3994-07-0010190008 or BSCH 0049-1500-00-2010132343 at thirty days of invoice date.

FIVE.             FIRSTMARK PROTECTION CLAUSE

5.1 In relation to the Network as a whole or by sections, RENFE undertakes to offer at all times to FirstMark such terms and conditions (financial and service) for the right to use the Network which ensure that no other RENFE fibre optic customer enjoys better terms and conditions in respect of the sections making up the Network.

5.2 Modifications to the Network rental price in respect of FirstMark shall be made based on the Network sections used by such other customer such that FirstMark shall benefit only from the most favourable prices on such sections, consequently reducing the total price for leasing the Network by the said amount.

5.3. RENFE shall deliver to FirstMark the annual report prepared by the auditors of RENFE certifying as to whether application of this clause in each case in relation to the financial and service terms and conditions set out in the Contract is in fact providing FirstMark with the protection provided by this clause.

         Likewise, after delivery of the Network, in the event that FirstMark considers that the quality of service provided by RENFE is lower than that in respect of other RENFE Customer Operators, it may request a Technical Audit (a maximum of one annually). RENFE shall carry out, at its own cost, a Technical Audit through an undertaking of


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* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


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         acknowledged prestige and solvency to analyse the complaint raised by
         FirstMark based on a Protocol which shall be agreed between FirstMark and RENFE within 6 weeks from the date of request by FirstMark for the Technical Audit.

         In the event that any of the audits (both that relating to financial and service terms and conditions contractually stipulated, as well as that relating to service quality provided in Network operation) reveals that FirstMark does not have the status of most favoured Customer, RENFE shall restore the said status in respect of any of the financial or service quality aspects within a maximum of 3 months from the date of the audit report.

5.4. RENFE shall deliver the audit reports prepared within a maximum of 15 days from the date they are available to RENFE.



SIX.              RULES GOVERNING INITIAL ACCEPTANCE, STAGES, EXTENSIONS AND
                  REDUCTIONS

6.1 The Loops or routes which constitute the Network shall be accepted by FirstMark as from the stipulated delivery date if the verification and acceptance requirements set out in this Contract are complied with. At such time the corresponding Delivery Certificate in respect of each Loop or route shall be signed by both parties in accordance with the model attached as Annex 5.

6.2 All verification and acceptance tests for the suitability of the routes making up the Network shall be subject to the Technical Agreement included as Annex 3 to this contract. The said Agreement in any event details the standards applicable to the activities of FirstMark in this respect, which both parties accept as being consistent with those in the industry.

6.3 Rent shall begin to accrue as from the date of delivery to FirstMark of the Network, or part of the Network either because the Network has been previously jointly measured and accepted by FirstMark or because FirstMark has previously carried out the checks which it considers appropriate in accordance with the provisions of Clauses 4.1 and 4.3 and without prejudice to the provisions of 6.4.

6.4 Delays and Penalties / Advances and Allowances. The parties hereby declare that it is their intention to comply with the agreed delivery and availability dates, without prejudice to their express intention to make all necessary efforts to advance the agreed delivery dates. Delays within an interval of less than two weeks in relation to the agreed availability date shall be deemed acceptable. Delays exceeding two weeks shall be subject to the penalties specified in Annex 2. If part of the Network is advanced, payment shall be proportional to the portion of the Network delivered to FirstMark.


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6.5      In the case of newly constructed sections, after signature of this
         Contract either party may propose agreed extensions, reductions, delays or advances, which shall be resolved on the principle of good faith, provided that the total cumulative volume of modifications does not affect more than 5% of the kilometres contracted. In this case, the rent for the Network shall increase or decrease in proportion to the contracted kilometres of fibre, at the price per kilometre contracted by FirstMark from RENFE for the specified extension. In this respect, FirstMark states its intention to extend its Network in the future to the borders of FRANCE and PORTUGAL.

         RENFE undertakes to notify FirstMark in writing of any possible saturation of the RENFE Network cables which do not form part of the Network leased to FirstMark, in order that FirstMark can request that RENFE, within a maximum period of 3 months from the date of notification from RENFE, grant the right to use optical fibre on sections in which it may be interested.

6.6. At any time whilst this Contract remains in force, FirstMark may replace part of the kilometres contracted with other routes of the Network on which RENFE has available fibre and technical spaces, on condition that the total number of new replacement kilometres is at least 1.2 times the number of kilometres substituted as contracted at that time. The prices to be applied to payment of the new kilometres shall be those invoiced at that time to other Customers over the sections in question, with the remaining terms and conditions of the Contract remaining unaltered.

         FirstMark shall notify RENFE in writing at least 6 months in advance of its desire to switch contracted kilometres of fibre.

         The removal of repeater equipment and/or nodes installed, and the installation of equipment on the new route shall be for account of FirstMark, along with payment for technical spaces in the event that none exist.

         If RENFE lays new cables with fibres having superior specifications to the current fibres, FirstMark shall be entitled to switch fibres in use for the said new fibres at the price agreed by the parties on the basis that FirstMark retains its status as most favoured Customer.

6.7. If RENFE anticipates that the capacity of the cable is close to exhaustion on any routes of the network leased to FirstMark (i.e. 62.5% of capacity is taken up), it shall notify FirstMark thereof. FirstMark shall be entitled to extend the capacity of optical fibre in the same amount as it has leased from RENFE until that time in the said direction. This option must be exercised by FirstMark within a maximum of 3 months from the date of notification by RENFE; FirstMark shall be granted a discount on the increase in capacity which it may request in accordance with the provisions of the second paragraph of 4.2.a).


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6.8.     In the event that at any time after the cancellation - for any reason by FirstMark of sections making up the Network, the Network does not reach a length of at least 1,500 km, the unit prices to be applied to the resulting Network shall - based on the length of the modified network - be those indicated in Annex 1 (1.c) which shall be updated in line with the CPI.

SEVEN.   MEASUREMENTS AND VERIFICATIONS

7.1 RENFE shall carry out measurements, by the method and subject to the requirements specified in Annex 4, and invite FirstMark in writing at least 8 days in advance to attend at the RENFE measurement and/or to carry out its own measurement, provided that availability of the fibre is not delayed.

7.2 RENFE shall use its best efforts to carry out the suitability tests of the Network which it has completed as soon as possible.


7.3 RENFE shall provide FirstMark with the results of measurement on the date of total or partial availability, as the case may be, of the Network, which shall comply with the technical requirements set out in Annex 3 of this Contract. As from the said date of availability until the date of delivery RENFE undertakes to maintain the quality standards obtained.

EIGHT.   MAINTENANCE

8.1 RENFE undertakes, pursuant to this contract, to maintain the Network contracted by FirstMark, and the obligations and commitments of RENFE in relation to interruptions in the service provided to FirstMark shall thus be as referred to below.

         (a) SERVICE CUTS FOR SCHEDULED WORK: The standard of preventative maintenance shall be:

             1            Less than one scheduled cut for each 200 km of Network
                 per year.


             2            Maximum time out of service per scheduled cut of 2.5
                 hours plus the testing time as detailed in Annex 3 (1.5 hours).

             3            In order to minimise interruptions to service as far
                 as possible, scheduled cuts shall be notified in writing by RENFE at least 30 calendar days in advance.


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             4    Scheduled cuts shall - preferably - take place during the
                  night as a result of the minimum impact on FirstMark operations, i.e. between midnight and 6 am. Furthermore, no more than one scheduled cut shall be permitted on the same day nor more than one cut per week in each Loop.

             5 In order to prevent possible technical problems, confirmation procedures shall be established prior to the cut. Thirty minutes before the cut, RENFE will confirm the operation to FirstMark in order to verify that the FirstMark Network or that of other Customers is not in a catastrophic situation. If this is the case, staff of suitable seniority shall negotiate the conditions for a solution with is satisfactory to all parties. In this respect, RENFE hereby states its intention interrupt the scheduled cut if circumstances so permit on the basic criterion of preventing serious loss to FirstMark.

             6 The procedure to be followed in respect of technical operations is described in Annex 3.

(b) CUTS IN SERVICE ON BREAKDOWN: The corrective maintenance standard shall be:

             1           Less than one breakdown for each 300 km of Network per
                  year.

             2           Maximum time out of service on breakdown of 8 hours
                  plus the testing time as detailed in Annex 3 (1.5 hours).

             3           The procedure to be followed for technical operations
                  is described in Annex 3.

8.2 Failure to comply with these parameters shall result in RENFE incurring the penalties set out in Annex 2.


8.3 9.3 Interruptions in service as a result of force majeure shall be excluded from the foregoing obligations. Force majeure shall mean any cause beyond the reasonable control of RENFE which affects compliance with its obligations, including cases of natural catastrophe, insurrection and civil disorder, military operations or war, local or national emergencies, acts or omissions of administrative or governmental authorities, fire, flooding, lightening, explosion, landslip, acts or omissions of persons or bodies for which RENFE is not responsible, provided that such circumstances prevent RENFE from restoring the service. Even in the event of delays or breakdowns for these reasons, RENFE undertakes to use all necessary efforts to resolve the problem, including on a provisional basis, in order to minimise the negative repercussions for FirstMark which could result.


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8.4      The parties agree that in respect of both the maintenance terms and conditions and the agreed penalties, periods shall be applied over consecutive periods of twelve months from the day on which the obligation arises in respect of maintenance or the payment of penalties.

8.5. RENFE undertakes to grant maintenance terms and conditions to FirstMark such that no other RENFE fibre optic customer with similar service and financial terms and conditions for the leasing of optical fibre and maintenance enjoys better terms and conditions in respect of the sections forming the subject matter of this contract.

NINE.    OTHER TECHNICAL PREMISES

9.1 RENFE shall provide FirstMark with physical space or premises for housing terminal and third party connection equipment in any railway premises, except for good reason. Such premises shall in principle not be made ready for this purpose; i.e. the installation of technical roofs and ground structures, preparation of the premises, the supply of energy, air-conditioning, security systems, etc., shall be for account of FirstMark, and consequently the premises and ancillary items shall be for the exclusive use of FirstMark. Access to such premises shall be restricted; they may only be accessed by those determined by FirstMark and by means of particular access control systems provided by FirstMark. RENFE undertakes to collaborate fully with FirstMark in the installation and fitting out of the said premises. FirstMark may, in the absence of good reason and on the financial terms and conditions which may be agreed, install masts and antennae on these premises or on the buildings in which they are located.

9.2 The supplementary premises with equipment for access by FirstMark, switching equipment and/or external installations, shall be dimensioned in accordance with the requirements of FirstMark and shall be additionally invoiced at market prices.

9.3 RENFE shall use all necessary efforts to provide FirstMark, if there is available space and the latter so requests, with space or premises to house offices, supervisory centre and for any other purpose which may be agreed.

9.4. In premises in which only repeaters or minor equipment is housed, the possibility of implementation of the installation by RENFE on a turnkey basis shall be offered. If space is only required to house up to two standard frames, such space shall be included in the price offered for the right to use the Network and consequently no additional amount shall be charged therefor. Access to such premises shall in any event be restricted; they may only be accessed by those determined by FirstMark and through particular access control systems provided by FirstMark. In premises shared by RENFE


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         and FirstMark, those authorised by FirstMark to access the same shall be determined jointly be FirstMark and RENFE.

9.5. In the event that RENFE leases physical space or premises to FirstMark pursuant to this clause, the appropriate lease shall be entered into in accordance with the provisions of this Clause 9.

9.6 The parties shall agree on the technical and access conditions of cables, responsibility for external Network connection, and the financial terms and conditions of such connection.

TEN.              EXTERNAL CONNECTIONS

10.1. RENFE does not have access with optical fibres to urban areas outside the railway environment. The fibre optic cable shall be made available to FirstMark at the RENFE optical distributor at the "Telecommunications Park" located in the station in each town and city in question; on written request by FirstMark, however, RENFE shall facilitate connection from the urban nodes of FirstMark to the said "Telecommunications Parks", such that FirstMark gains access to the layout by the most suitable path to it, and from that point RENFE shall extend the cable to the optical distributor. The prices of such extensions shall - for a cable of 16 f.o. - be ******* ******* annually/km in the case of overhead cable, and ******* ******* annually/km if buried or in conduits, at the option, in principle, of FirstMark. A discount of *** shall be applied to the rental in respect of such extensions in the 6(th) and successive years. The maintenance cost of these cables shall be ***** *******/km/year. These prices shall be updated annually in line with the CPI.



ELEVEN.  TERMINATION OF THE CONTRACT

11.1 RENFE waives its entitlement pursuant to Section 1124 of the Civil Code to terminate or rescind the Contract for any reason except for persistent and deliberate default by FirstMark in payment, as provided in this clause. In this event, deliberate delay in payment by FirstMark shall entitle RENFE to seek termination of the Contract and compensation for loss and damage of 30% of the remaining amount of the Contract or any extension thereof, plus amounts pending payment, along with the corresponding late payment interest as appropriate, at the 3 month MIBOR plus 1.5 points. For the purposes of this clause, persistent and deliberate non-payment shall be deemed to occur


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* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


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         if the same persists after written notice from RENFE granting a period of ninety days to make the payment.

11.2. FirstMark may terminate or rescind the Contract in whole or in part prior to the normal termination hereof, or of any extension hereto, and if it does so without good reason it shall pay RENFE an amount by way of damages of 30% of the remaining amount of the Contract, or of the extension thereof, in respect of the section or sections which are terminated.

         Good reason shall mean any of the grounds indicated in Clause 11.3.

11.3 FirstMark may only terminate the Contract in whole or in part in the event of substantial breach by RENFE, which termination shall take place without penalty. Circumstances of substantial breach covered by this Contract shall be as follows:

         -            Delay in the agreed delivery periods:
                  - Delay of more than 1 month in delivery of the
                    network or agreed sections of the Network.

         -            Scheduled cuts:
                  - More than 1 scheduled cut for each 100 km per year.
                  - X cuts (network km/200 km) of over 5 hours in a period of one year.

         -            Breakdowns:
                  - Repetition of breakdowns, defined by more than 3 reakdowns in a single month (30 calendar days) on the same 100 km section.
                  - X breakdowns (network km/300 km) of more than 24 hours in duration each in a period of one year.

         -            Breakdowns and scheduled cuts:
                  - over 10 hours for each 100 km of network service interruption in a period of one year. If the network length is less than 500 km, the threshold shall be 50 hours.

         -            Fibre quality:
                  - Deterioration in the quality of fibres ascertained by tests carried out by external experts, and not restored within a period of one month.


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         -            Delay exceeding 3 months in restoration by RENFE to
                  FirstMark of its status as most favoured Customer, in both financial and service aspects, in accordance with the provisions of 5.3.

         The initial date for annual computation shall be the date of delivery of the fibre.

         Delays in delivery or breakdowns caused by force majeure shall be excluded from the foregoing obligations.

         In the event that for the reasons indicated in this clause FirstMark requests total or partial termination of the Contract, RENFE shall, by way of penalty, guarantee FirstMark use of the Network covered by termination, at no charge, during a period equivalent to 30% of the remaining period of the Contract up to 10 years or, if during a contract extension, a period equivalent to 30% of the remaining period until the end of the corresponding extension. In this respect, the minimum guaranteed network usage period for the purpose of enabling FirstMark to seek an alternative shall be one year.

11.4. FirstMark may terminate this Contract without penalty if, within six months from the date of signature hereof, the parties do not sign the Dedicated Network Contracts, Framework Agreement and Property Lease based on the pro forma documents in the possession of FirstMark, as provided in 3.5b).

TWELVE.  ASSIGNMENT

12.1 RENFE shall retain full exclusive right to utilise, construct and extend the network of cables as it deems fit, and to use of the different metallic or optical conductors which make up the same; full right to use the run laid, supports or conduits as it considers most suitable to guarantee the quality of all services carried, both its own and third party, and full right to segregate conductors for different uses.

12.2 RENFE shall further be entitled to permit other third party installations, transfer assets or rights and assign its contractual position under this contract to third parties, provided that the same belong to the RENFE Group and hold the corresponding individual licence to grant right to use of a fibre optic network. It shall be deemed that the third party is included in the said Group when any of the circumstances apply to it as laid down in Section 4 of the Securities Market Act (24/1988, of 28 July). RENFE shall in any event be jointly and severally liable for obligations under this Contract even though it assigns its contractual position to a third party in its Group.

12.3 The parties acknowledge the existence of the procedure for the securitisation of assets permitted by law pursuant to Royal Decree 926/1998, of 14 May.

12.4 FirstMark expressly waives the right to assign use of the dark fibre Network to a third party without the authorisation of RENFE. FirstMark shall nevertheless be entitled to assign its contractual position under this Contract to third parties, provided that they belong to the FirstMark Group or to FIRSTMARK COMMUNICATIONS SPAIN, S.L. It shall be deemed that the third party is part of the said Group when any of the circumstances apply as laid down by Section 4 of the Securities Market Act (24/1988, of 28 July). FirstMark shall in any event be jointly and severally liable for obligations contracted hereunder even though it assigns its contractual position to a third party forming part of its Group.

12.5 Connection of the Network, or fibres of the Network, or the nodes which exist in the said Network, by FirstMark to domestic and international connections or for the purpose, service or object of domestic and international connections, shall in no event be deemed to be resale of dark fibre or assignment by FirstMark to third parties, and FirstMark shall not in any event therefore require the consent of RENFE.

THIRTEEN.                 CONFIDENTIALITY

The parties undertake to maintain the terms of this contract and the parties hereto in maximum confidence and secrecy, and shall not communicate this information to any third party without the prior written permission of the other party, which shall not be unreasonably withheld. The said prior permission shall not be required if the information is required by or must be communicated to a competent administrative, judicial or Stock Exchange authority.

For the purposes of the securitisation procedure referred to in Clause 11.3, on notice by one of the parties of its desire to study the viability of the said procedure, the permission of the other party shall not be necessary for the purpose of communication of information in accordance with this Contract provided that the third party to whom the information is to be communicated signs the confidentiality undertaking included as Annex 6, and one original thereof is delivered to the other party.

FOURTEEN.         APPLICABLE LAW

This Contract shall be governed and interpreted in accordance with Spanish law.

FIFTEEN. ARBITRATION

The parties shall initially attempt to resolve any dispute, claim or litigation arising out of or related to this Contract (a "Dispute") through negotiation in good faith between the parties and if agreement is not possible by these means, the parties expressly waive any jurisdiction which may apply to them and agree to submit resolution of the Dispute to arbitration. The said arbitration shall be at law and be administered by the Civil and Mercantile Arbitration Court ("CORTE CIVIL Y MERCANTIL DE ARBITRAJE - CIMA"), the Bylaws and Procedural Regulations of which the parties are acquainted with. The hearing and determination of disputes shall be entrusted to three arbitrators who shall be appointed one each by the parties at the time the dispute arises and the third by the Chairman of the CIMA in accordance with its Bylaws or Procedural Rules. Arbitration shall take place in Madrid city, in Spanish, in accordance with Spanish law. The parties irrevocably submit to the arbitration award issued and hereby expressly record their agreement to abide by the same. The parties further record that they shall abide by and act in accordance with interlocutory decisions and measures ordered by the arbitrators in the same form and manner as in the case of a final award.

SIXTEEN. ADDITIONAL UNDERTAKINGS

The parties undertake to negotiate in good faith provision by RENFE to FirstMark of an additional number of fibres to satisfy the requirements of FirstMark in the future.

SEVENTEEN.        PENALTIES

The penalties detailed in Annex 2 incorporated herein shall apply to this Contract.

EIGHTEEN.                 NOTICES

Any notice affecting the terms of this Contract shall be sent by fax and registered post to the signatories hereof.

NINETEEN.                 CONDITION PRECEDENT

This Contract shall be conditional on ratification thereof by the respective Boards of Directors, which must be provided within a maximum of 45 days from the date of signature hereof.

ANNEXES

The following documents are incorporated herein as annexes and therefore form and integral part of this contract for all purposes:

Annex 1 Description of the FirstMark Network and availability and delivery dates.

Annex 2           Penalties.

Annex 3 Technical Agreement between RENFE and FirstMark for the provision of optical fibres.

Annex 4           Verification and commissioning of fibre optic networks.

Annex 5           Certificate of handover of Network Loops or sections.

Annex 6           Confidentiality Undertaking.

In witness whereof, the undersigned have signed this contract in the place and on the date indicated at the beginning.

For:     Red Nacional de los                        For:     FirstMark
         Ferrocarriles Espanoles

         (RENFE)

         /s/ JOSE M(a) LASALA ESCALA                /s/ TIM SAMPLES
         ---------------------------                --------------------------
         Jose M(a) Lasala Escala                    Tim Samples
         Corporate Chief Executive                  Chief Executive

         /s/ GONZALO MADRID GONZALEZ
         ---------------------------
         Gonzalo Madrid Gonzalez
         Corporate Head of Development,
         Planning and Management Control

--------------------------------------------------------------------------------

                                    *ANNEX 1




             1.A. NETWORK TOPOLOGY

             1.B. DESCRIPTION OF THE NETWORK: LOOPS, SECTIONS, AVAILABILITY
                  AND DELIVERY DATES

             1.C. FIBRE OPTIC TRUNK NETWORKS. RENFE PRICES FOR 2000.














---------------
* Portions of this annex are confidential and have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 under the Securities Act of 1933, as amended. Asterisks, for example "***********", have been inserted to indicate that information has been deleted.

[OBJECT OMITTED]
    [MAP]

                                    ANNEX 1.B

         DEFINITION OF LOOPS AND ROUTES MAKING UP THE FIRST MARK NETWORK
               NETWORK VALUATION. 2000 PRICES. 1 FIBRE OPTIC PAIR

LOOP 1

------------------------------------------------------------------------------------------------------------------------------------
             SECTION                      LENGTH (KM)    AMOUNT OF ANNUAL RENTAL     AVAILABILITY DATE   DELIVERY DATE  OBSERVATIONS
                                                         (MILLIONS OF PESETAS)
                                                               2000 TARIFFS
------------------------------------------------------------------------------------------------------------------------------------
MADRID-ALBACETE-CHINCHILLA ..............     296                 ******               15/August/00        1/Dec/00
CHINCHILLA-MURCIA-ALICANTE-LA ENCINA          320                 ******               15/August/00        1/Dec/00
LA ENCINA-VALENCIA.......................     113                 ******               15/August/00        1/Dec/00
VALENCIA-BARCELONA.......................     361                 ******               15/August/00        1/Dec/00
BARCELONA-GERONA.........................     111                 ******               15/August/00        1/Dec/00
 .........................................     277                 ******               15/August/00        1/Dec/00
GERONA-MANRESA-LERIDA ...................     189                 ******               15/August/00        1/Dec/00
LERIDA-ZARAGOZA..........................      44                 ******               15/August/00        1/Dec/00
TARDIENTA-HUESCA (I/V)...................     445                 ******               15/August/00        1/Dec/00
ZARAGOZA-SORIA-GUADALAJARA-MADRID..            24                 ******               15/August/00        1/Dec/00
ELCHE-ALICANTE...........................

------------------------------------------------------------------------------------------------------------------------------------

                     SUBTOTAL 1 .........   2.180                 ******


---------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         DEFINITION OF LOOPS AND ROUTES MAKING UP THE FIRST MARK NETWORK
               NETWORK VALUATION. 2000 PRICES. 1 FIBRE OPTIC PAIR

LOOP 2

------------------------------------------------------------------------------------------------------------------------------------
                SECTION               LENGTH (KM)      AMOUNT OF ANNUAL RENTAL    AVAILABILITY DATE     DELIVERY DATE   OBSERVATIONS
                                                        (MILLIONS OF PESETAS)
                                                            2000 TARIFFS
------------------------------------------------------------------------------------------------------------------------------------
MADRID-CIUDAD REAL...................    171                    ******                15/August/00        1/Dec/00
CIUDAD REAL-CORDOBA..................    175                    ******                15/August/00        1/Dec/00
CORDOBA-LINARES-MOREDA-GRANADA ......    301                    ******                15/August/00        1/Dec/00
ESPELUY-JAEN (I/V)...................     64                    ******                15/August/00        1/Dec/00
MOREDA-ALMERIA.......................    124                    ******                15/August/00        1/Dec/00
GRANADA-SEVILLA......................    309                    ******                15/August/00        1/Dec/00
BOBADILLA-MALAGA (I/V)...............    138                    ******                15/August/00        1/Dec/00
UTRERA-CADIZ (I/V)...................    244                    ******                15/August/00        1/Dec/00
SEVILLA-HUELVA (I/V).................    230                    ******                15/August/00        1/Dec/00
SEVILLA-MERIDA-SALAMANCA ............    555                    ******                15/August/00        1/Dec/00
MERIDA-BADAJOZ (I/V).................    118                    ******                15/August/00        1/Dec/00
SALAMANCA-AVILA-MADRID ..............    237                    ******                15/August/00        1/Dec/00
VILLALBA-SEGOVIA (I/V)...............    106                    ******                15/August/00        1/Dec/00
JEREZ-                                    44                    ******                15/August/00        1/Dec/00
CADIZ................................

------------------------------------------------------------------------------------------------------------------------------------

                     SUBTOTAL 2 .....  2.816                    ******


---------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                 DEFINITION OF LOOPS AND ROUTES MAKING UP THE FIRST MARK NETWORK
                        NETWORK VALUATION. 2000 PRICES. 1 FIBRE OPTIC PAIR

LOOP 3

------------------------------------------------------------------------------------------------------------------------------------
                SECTION                    LENGTH (KM)         AMOUNT OF ANNUAL        AVAILABILITY    DELIVERY      OBSERVATIONS
                                                         RENTAL (MILLIONS OF PESETAS)      DATE          DATE
                                                                 2000 TARIFFS
------------------------------------------------------------------------------------------------------------------------------------
MADRID-SORIA-CASTEJON-PAMPLONA ..........       87                   ******               15/Aug/00     1/Dec/00     MADRID-CASTEJON
CASTEJON-LOGRONO (I/V)...................      152                   ******               15/Aug/00     1/Dec/00     SECTION LOOP 1
PAMPLONA-ALSASUA ........................       52                   ******               15/Aug/00     1/Dec/00
ALSASUA-S. SEBASTIAN.....................      174                   ******               15/Aug/00     1/Dec/00
S. SEBASTIAN-IRUN........................       17                   ******               15/Aug/00     1/Dec/00
ALSASUA-BURGOS-PALENCIA-VALLADOLID (I/V).      316                   ******               15/Aug/00     1/Dec/00
VALLADOLID-AVILA-MADRID .................      128                   ******               15/Aug/00     1/Dec/00     AVILA-MADRID
                                                                                                                     SECTION LOOP 2
------------------------------------------------------------------------------------------------------------------------------------

                     SUBTOTAL 3 .........      926                   ******


---------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         DEFINITION OF LOOPS AND ROUTES MAKING UP THE FIRST MARK NETWORK
               NETWORK VALUATION. 2000 PRICES. 1 FIBRE OPTIC PAIR

LOOP 4

-----------------------------------------------------------------------------------------------------------------------------------
                        SECTION      LENGTH (KM)     AMOUNT OF ANNUAL RENTAL   AVAILABILITY DATE   DELIVERY DATE   OBSERVATIONS
                                                       (MILLIONS OF PESETAS)
                                                           2000 TARIFFS
-----------------------------------------------------------------------------------------------------------------------------------
MADRID-VALLADOLID-MIRANDA-BILBAO ...    104                  ******                 15/Aug/00         1/Dec/00     MADRID-MIRANDA
BILBAO-SANTANDER-OVIEDO-LEON ........   516                  ******                 15/Aug/00         1/Dec/00     SECTION LOOP 3
LEON-LUGO-CORUNA.....................   418                  ******                 15/Aug/00         1/Dec/00
CORUNA-PONTEVEDRA-VIGO ..............   179                  ******                 15/Aug/00         1/Dec/00
VIGO-ORENSE-ZAMORA-SALAMANCA ........   447                  ******                 15/Aug/00         1/Dec/00     SALAMANCA-MADRID
SALAMANCA-MADRID.....................     -                       -                                               SECTION LOOP 2

-----------------------------------------------------------------------------------------------------------------------------------

                     SUBTOTAL 4       1.664                  ******

                     TOTAL            7.586                  ******


---------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                    ANNEX 1.C

                           FIBRE OPTIC TRUNK NETWORKS
                                RENFE PRICES 2000

1)       FIBRE OPTIC TRUNK NETWORK

         1.1.     PRICE FOR GRANT OF USE OF ONE FIBRE OPTIC PAIR.

                  a)       Networks with length of 1,500 km or more.

-------------------------------------------------------------------------------------------
                                  SECTIONS                          BASIC PRICE
                                                                  AMOUNT (PESETAS)
                                                                  PER KM AND YEAR
-------------------------------------------------------------------------------------------
-    IRUN-MADRID-VALENCIA-BARCELONA-PORT BOU ARC.................     *********
-    MIRANDA-BILBAO..............................................     *********
-    REMAINDER OF NETWORK........................................     *********
-------------------------------------------------------------------------------------------



                  b)       Networks of length less than 1,500 km.

                      There are three tariff levels below this threshold with a price increase in proportion to the network reduction.


-----------------------------------------------------------------------------
        NETWORK LENGTH (KM)                       INCREASE IN PTS/KM
                                                   OVER BASIC PRICE
-----------------------------------------------------------------------------

             1000-1500                                *********
              500-1000                                *********
              100-500                                 *********
      LESS THAN 100                           To be individually studied

-----------------------------------------------------------------------------
* Omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                     ANNEX 2

                                    PENALTIES

PENALTIES

1.   PENALTIES FOR FAILURE TO COMPLY WITH AGREED DELIVERY PERIODS.

     The geographical scope for the application of any penalties shall be each of the routes defined in Annex 1. Penalties for failure to deliver the optical fibre shall thus be applied, as the case may be, in respect of each of the routes taken separately.

     The applicable penalties shall be:

-        1(st)  to 2(nd) week of delay:           0 pesetas

-                                                 3(rd) to 4(th) week of delay:
                                                   2.5%  of the  annual  rent
                                                   for  the  section
                                                   affected  per  week or
                                                   fraction.

-                                                 4(th) and successive weeks
                                                   of delay:  5%  of   the
                                                   annual  rent  for  the
                                                   section  affected  per
                                                   week or fraction.


   The maximum penalty in respect of the foregoing shall not exceed the annual rent in respect of each route.

2.  PENALTIES FOR INTERRUPTION IN SERVICE.

    The geographical scope to be taken into account in applying these penalties shall be each of the Loops described in Annex 1 of the Contract. Two events can be distinguished in this section:

-        Scheduled cuts:        Interruptions in service for previously
         scheduled work.

- Breakdowns:Lack of availability of the fibre for the transmission of signals for reasons not due to force majeure or scheduled cuts.

   Under this heading, thresholds are established below which penalties shall not be applied, as follows:

-        Scheduled cuts:     1 cut for each 200 km of  network  and year. The
         duration  of each cut may not  exceed  2.5+1.5 hours.

-        Breakdowns:         1 breakdown  for each 300 km of network and year.
         The duration of each  breakdown may not exceed 8+1.5 hours.


    Thus, in the case of scheduled cuts falling within the threshold, all hours which exceed 2.5+1.5 h on respect of each cut will be subject to penalty, and all hours spent on scheduled cuts which exceed the defined threshold will be penalised. Likewise, in the case of breakdowns occurring within the said threshold, all hours exceeding 8+1.5 h in respect of each breakdown will be subject to penalty, and all hours spent in repairing breakdowns which occur outside the threshold established will be penalised.

On this basis, penalties applicable for each hour or fraction of an hour subject to penalty shall be as follows:

2.1 SCHEDULED CUTS

-    Hours exceeding 2.5+1.5 in scheduled cuts within the threshold referred to.

     2.5+1.5 hours to 8 hours:100% of the hourly cost of renting the Loop affected for each hour or fraction.

     8 hours to 24:           150% of the hourly cost of renting the Loop
                              affected for each hour or fraction.


- All hours of scheduled cuts subject to penalty (outside the threshold referred to).

     0-X successive hours:    150% of the hourly cost of renting the Loop
                              affected for each hour or fraction.

2.2 BREAKDOWNS

-    Hours exceeding 8+1.5 in breakdowns within the threshold referred to.

     8+1.5 to 24 hours:       100% of the hourly cost of renting the Loop
                              affected for each hour or fraction.

     24 and successive hours: 150% of the hourly cost of renting the Loop affected for each hour or fraction.

- All hours in respect of breakdowns subject to penalty (outside the threshold referred to).

     0 to 8 hours:            50% of the hourly cost of renting of the Loop
                              affected for each hour or fraction.

     8 to 24 hours:           100% of the hourly cost of renting the Loop
                              affected for each hour or fraction.

     24 and successive hours: 150% of the hourly cost of renting the Loop affected for each hour or fraction.

3. PENALTIES FOR FAILURE TO MAKE THE PAYMENTS STIPULATED.

     Delay in making payments shall give rise to interest equivalent to the 3-month MIBOR plus 1.5% on the amount owing. Delay by FirstMark in payment exceeding three months shall entitle RENFE to terminate the contract and receive compensation by way of damages of 30% of the remaining amount of the Contract, as well, clearly, as the amounts due, with the corresponding interest thereon, or of the corresponding extension.

--------------------------------------------------------------------------------

                                     ANNEX 3

1.       2.  INTRODUCTION

This document is the Technical Agreement in respect of `dark fibre' between RENFE (grantor) and FirstMark (grantee) and identifies the technical and operational matters which have not been fully covered in the contract. This document takes in the "Technical Agreement" referred to in the contract.

In the event of inconsistency between the Technical Agreement and the contract, the contract shall prevail over the Technical Agreement.

The term `dark fibre' refers to a fibre product leased by RENFE, without terminal equipment nor intermediate repeaters. FirstMark shall connect its own equipment to the leased fibre.

3        NETWORK DESIGN

3.1      TRANSMISSION REQUIREMENTS

3.1.1    FIBRE SPECIFICATION

The fibre supplied by RENFE to FirstMark shall be connecting fibre with an index which complies with recommendation G.652 of the International Telecommunications Union ("UNION INTERNACIONAL DE TELECOMUNICACIONES - UIT").

Additional requirements.

Maximum attenuation coefficient    at 1310nm   LESS THAN OR EQUAL TO 0.38 dB/km

Maximum attenuation coefficient    at 1550nm   LESS THAN OR EQUAL TO 0.25 dB/km

RENFE shall ensure that the fibre requirements are maintained. In the event that the levels do not comply with that agreed, RENFE shall take the necessary steps to comply with the said requirements.

3.1.2    SPECIFICATION OF METALLIC CABLE ELEMENTS

RENFE warrants that there shall be no metallic elements in the optical cables used by FirstMark.

3.1.3    FIBRE CONNECTORS

RENFE shall indicate the type and performance of the fibre connectors used for termination at FirstMark connection points.

3.1.3.1  FOR CABLES INSTALLED AFTER 1997:

The performance of the fibre connectors for connection points and for use in all new fibre cable systems shall be as follows:

         - average insertion loss of 0.3 dB
         - maximum insertion loss of 0.6 dB

         - return loss better than 35 dB

This complies with European specification I-ETS 300 671 degree of attenuation Q, degree of return loss T. RENFE shall provide information regarding the manufacturer and precise model of the connectors to be installed (in the FirstMark fibres) in order that FirstMark can carry out a detailed power budget calculation.

THERE ARE NO INTERMEDIATE CONNECTORS IN THE REPEATER STEPS (POINTS OF PRESENCE) OF THE NETWORK LEASED TO FIRSTMARK (THE FIBRE IS FUSED), EXCEPT IN THE FOLLOWING
LOCATIONS: SAN VICENTE, TORRALBA, LA ENCINA, ALSASUA, CHINCHILLA, VENTA DE BANOS, MAGAZ, ALJUCEN, GUADIX, ESPELUY.

3.1.3.2  FOR CABLES INSTALLED BEFORE 1997:

The performance of the fibre connectors for the connection points in all the fibre cable systems already installed is as follows:

         - average insertion loss of 0.5 dB
         - maximum insertion loss of 0.6 dB
         - return loss better than 30 dB

For connection points, connectors are type FC/PC. RENFE will provide information regarding the manufacturer and precise model of the connectors which are installed (in the FirstMark fibres) in order than FirstMark can carry out a detailed power budget calculation.

3.1.4    FIBRE SPLICES

RENFE only utilises fusion splicing. The fusion splicing technology will be single fibre automatic core alignment fusion splicing.

The fusion splicing performance is as follows:

- average insertion loss of 0.1 dB
- maximum insertion loss of 0.3 dB.

As single fibre automatic core alignment fusion splicing has only been widely used since 1992, those cable systems constructed prior to that date will contain splices with poorer performance. Consequently, a second category of splicing performance will be acceptable for cable systems installed prior to 1992. For these older cable systems, the fusion splicing performance shall be as follows:

- average insertion loss of 0.2 dB
- maximum insertion loss of 0.5 dB

IN RELATION TO SUB-CLAUSES 2.1.3 AND 2.1.4 OF THIS CLAUSE, RENFE STATES THAT ALL OF THE CABLES IN THE NETWORK LEASED TO FIRSTMARK HAVE BEEN MANUFACTURED AFTER 1977 EXCEPT FOR THE ATOCHA-GUADALAJARA AND LINARES-CORDOBA SECTIONS.

2.1.5.   ADDITIONAL TRANSMISSION LINK REQUIREMENTS

As well as the fibre, connectors and splicing performance already covered in section 2, it will be necessary to control other link transmission parameters.

RENFE shall guarantee that, for each fibre pair, the fibres are supplied in pairs which run together through the same cable elements (conduits) over the whole of the link. All RENFE maintenance procedures shall include this requirement except in the exceptional case of provisional fault restoral. This will ensure a clear understanding regarding availability and enable length differential to be ensured.

In the event that RENFE wishes to include any additional component in the FirstMark fibres, e.g. WDMs, for maintenance verification or supervision, the approval of FirstMark shall be obtained.

2.1.6.   MAINTENANCE BUDGET

A maintenance budget is established of 3dB. Maintenance Budget shall mean transmission degradation during the period of the contract or extensions thereto
- caused by repairs, section changes, etc., carried out on the optical fibre in each repeater/amplification section. The objective is not to exceed 2 dB.

When a level of 2 dB is reached in a specific section, RENFE shall take the appropriate action to achieve a maximum degradation value of 1 dB in the section concerned.

If a FirstMark optical system ceases to function as a result of exceeding the maintenance budget, RENFE shall in any event then take immediate action to correct the situation without having to redesign or reconfigure the optical system.

3.2      ACCEPTANCE TESTS

Acceptance measurements shall be carried out by RENFE personnel in the presence of FirstMark personnel when the latter considers the same necessary. RENFE measuring equipment shall be used unless otherwise agreed. Measurement of power loss and reflectometry are standard methods for optical fibre cable acceptance tests and are dealt with in the RENFE "Verification and Commissioning of Optical Networks" ("COMPROBACION Y PUESTA EN SERVICIO DE REDES OPTICAS") manual. These methods enable all transmission parameters to be verified except for PMD. PMD is an important parameter for systems of 10Gbit/s plus, and must therefore be assessed.

The PMD measurement must be less than or equal to 0.5 ps km (-1/2). This is a standard limit. RENFE shall provide manufacturers' certificates as evidence that its network complies with this limit. FirstMark reserves the right to measure the PMD (bearing the costs of its personnel) during the fibre acceptance process.


3.3      RELIABILITY
RENFE shall provide the following information based on its previous experience:

         a)  the frequency of damage on routes (per km)
         b)  damage reestablishment time on routes (average and maximum)
         c)  frequency of scheduled cuts
         d)  duration of scheduled cuts (average and maximum)

         e) fibre fault rate, excluding damage to cable - e.g. faults caused by technicians working on access points
         f)  type of optical plant utilised
         g)  number of splices on routes
         h)  geographical route of fibres
         i)  installation practice (overhead, through conduits, etc.)
         j)  capacity and type of cable
         k)  date of manufacture (not purchase) and installation.

The information obtained from a) to g) enables availability figures to be calculated for specific routes and h) ensures that route separation for the network can be achieved. The information in i) to k) can be used to assess the probable rate of intervention faults and the damage rate based on known performance of the network, thus permitting an estimate of availability to be made.

RENFE shall comply with a maximum repair time of less then or equal to 8 hours.

For new cable routes, signing of underground routes is desirable by means of markers and a continuous underground warning mesh.

3.4      CONNECTION OPTION

When leased fibre is used, a passive configuration point shall be the demarcation point between FirstMark and RENFE. It is absolutely necessary that ownership of the passive configuration point and responsibility for maintenance is agreed. There are three potential network positions for the connection interface between networks. In these situations only the case of RENFE buildings is considered in which FirstMark utilises space covered in this contract (space for two standard frames). These are:

A. In the RENFE Telecommunications closet.
B. In a different closet but in the same building as the RENFE
   Telecommunications closet
C. In a different building from the building in which the RENFE Telecommunications closet is housed.


Those cases in which FirstMark leases technical premises from RENFE other than covered in this contract are not covered.

A.- FIRSTMARK EQUIPMENT IN THE RENFE TELECOMMUNICATIONS CLOSET.

The FirstMark optical fibres shall be carried by RENFE to the termination premises thereof. The routing of the cables within the closet (between the termination point and the FirstMark systems) shall be defined by agreement between RENFE and FirstMark. The optical fibres terminate in the RENFE premises in a cable termination frame.

CONNECTOR INTERFACE: RENFE shall be responsible for the trunk cable and the terminal connector. FirstMark shall be responsible for laying its own connection lines (connectors and cables) from this connection point to its own systems.

Maintenance within the cable distribution termination tray shall be the responsibility of RENFE.

B.- FIRSTMARK EQUIPMENT IN A CLOSET OTHER THAN THE RENFE TELECOMMUNICATIONS CLOSET, BUT IN THE SAME BUILDING WHERE THE FIBRE OPTIC CABLE TERMINATES.

The optical fibres shall be carried by RENFE to the termination premises thereof. The routing of the cables within the building (between the termination point and the FirstMark systems) shall be defined by agreement between RENFE and FirstMark. The optical fibres terminate in the premises of RENFE in a cable termination frame.

CONNECTOR INTERFACE: RENFE shall be responsible for the trunk cable and terminal connector. FirstMark shall be responsible for laying its own connection lines (connectors and cables) from this connection point to its own systems.

Maintenance within the cable distribution termination tray shall be the responsibility of RENFE.

C.- FIRSTMARK EQUIPMENT IN A BUILDING OTHER THAN THE BUILDING HOUSING THE RENFE TELECOMMUNICATIONS CLOSET.

The optical fibres shall be carried by RENFE to the termination premises thereof. The routing of the cables between the buildings shall be implemented using two diverse routes and shall be the responsibility of RENFE.

In this case the cable does not terminate at the RENFE telecommunications closet but will be extended to the termination point where it will terminate at an optical distributor.

CONNECTOR INTERFACE: RENFE shall be responsible for the trunk cable and terminal connector. FirstMark shall be responsible for laying its own connection lines (connectors and cables) from this terminal point to its own systems.

Maintenance within the cable distribution termination tray shall be the responsibility of RENFE.

Since all network operators will require access to a given connection point, it will be of the utmost importance that proper labelling and recording takes place to prevent accidental circuit interruption. Consequently, RENFE shall produce, maintain and make available to FirstMark the lists of unions and routing configuration of the connection point for the fibres leased to FirstMark. These lists shall be detailed by cable, cable element, splicing tray and fibre.

At connection points, in terms and conditions which it agrees, RENFE shall not restrict access to the premises by third party network suppliers contracted by FirstMark for the connection of other networks or cables not covered by this agreement or, in the event of agreement between FirstMark and RENFE, the latter shall carry out all connection and maintenance work and charge FirstMark with the reasonable cost thereof.

3.5      REQUIREMENTS OF THE PHYSICAL NETWORK

3.5.1    FIBRE SPECIFICATIONS

The proof test requirement under EN 188100 is greater than or equal to an elongation of 0.7%, but a proof test of 1% is more normal and is advisable for all cables installed after 1997. Furthermore, it is advisable that the fatigue resistance parameter ("n") is greater than or equal to 20. RENFE will provide FirstMark with the value of these parameters provided by the manufacturer.

3.5.2    CABLE SPECIFICATIONS

The relevant specification for the type of cable supplied by RENFE is EN 18700.

RENFE shall provide FirstMark with:

              - Specification of optical fibre cables required from manufacturers.

              - The year of installation of the cable sections through which the leased fibre passes.

              -   The number of fibres in a cable element.

Knowledge of the age of the cable containing the leased fibres assists in understanding the performance of both the fibre and the splicing technology (reference is made to 2.1.1 and 2.1.4).

3.5.3    MECHANICAL SPECIFICATIONS

At passive configuration nodes maintenance technicians require individual access to the fibres. It is important for service availability that this is achieved without adversely affecting any other working circuit which passes through the premises. Consequently, the design of fibre organisation and cable management/routing must be such that access can be gained and at the same time ensuring the optical transmission performance of all circuits which are working.

In all splice closures and distributors where routine access is required for maintenance and operations, RENFE shall use its best efforts to ensure that management of the FirstMark fibres takes place by handling a single circuit and that access to each FirstMark fibre takes place in such a way that any handling of other fibres does not degrade the performance of the FirstMark fibres. This is the criterion which RENFE shall adopt for all new installations.

3.5.4    PHYSICAL SECURITY

The buildings through which the leased fibre passes must be subject to restricted access limited solely to authorised personnel. RENFE will lay down the access criteria.

The buildings provided by RENFE to house FirstMark equipment under this contract are not equipped with fire, water or entry alarms. FirstMark shall be responsible for the installation thereof as it considers necessary. RENFE shall collaborate in full for this purpose.

3.5.5    POWER SUPPLY REQUIREMENTS

In those RENFE premises included in this contract where FirstMark houses repeater equipment, power supply requirements shall be covered by the RENFE infrastructure. RENFE shall provide AC power at 220V with a maximum consumption of 4.4 Kw, without protection from power cuts. The financial and payment terms shall be agreed between the parties.

In those RENFE premises where FirstMark rents space for equipment, other than repeater premises, power supply requirements shall be covered by a separate contract.

3.5.6    CIVIL SPECIFICATIONS

RENFE shall identify those routes which do not have capacity to accommodate additional cables.

3.6      SAFETY

3.6.1    LASER SAFETY

RENFE enforces a policy in accordance with EN60825-1 standards for working on live fibre in cables containing laser systems, such that the safety of persons can be ensured.

3.6.2    TECHNICAL SAFETY

The premises which FirstMark uses to house repeaters and other premises rented from RENFE shall not be equipped with electrical and lightning protection and FirstMark shall therefore be responsible for the installation thereof as it considers necessary. RENFE shall collaborate with it for this purpose.

4.       RESOURCES

4.1      EQUIPMENT

All testing equipment shall have calibration certificates and be included within a maintenance and calibration programme with the equipment manufacturer or supplier. The type and serial numbers of the equipment used for the acceptance tests must also be included in the test files in order to monitor the testing equipment in relation to calibration.

4.2      COMPETENCE OF PERSONNEL

RENFE shall take the appropriate steps to ensure that its personnel are correctly trained.

RENFE shall ensure that only fully trained personnel work on the fibre network. In order that FirstMark has confidence in the quality of the RENFE personnel, FirstMark may when it considers appropriate examine the training programme and courses in relation to personnel working on the fibre network leased by FirstMark.

5.       CONSTRUCTION

The construction process covers deployment of the whole of the network. For the trunk network, this consists of the provision of fibre along the railway routes and conduits in the railway stations as agreed for connectivity with the FirstMark equipment.

5.1      PROCESS RESPONSIBILITIES

RENFE shall notify FirstMark of completion of construction of the leased element within the periods set out in the contract terms and conditions covering the same. Notice of completion of construction shall be accompanied by an invitation to accept the same. If acceptance takes place successfully, FirstMark shall furnish its agreement thereto within the period defined in section 4.1.2. Section measurements shall previously be carried out in accordance with the provisions of section 4.1.1. It shall be deemed that construction has been duly carried out in accordance with the contract terms and conditions if acceptance of the leased element takes place in accordance with the terms and conditions of the contract. The agreed penalties shall be applied if the contract time limits are exceeded.

5.1.1    SECTION MEASUREMENT PROCESS.

DEADLINE

At least 8 days prior to commencing the measurement process, FirstMark shall have received notice of construction of a section accompanied by an invitation to carry out the measuring process. Reports shall be delivered to FirstMark after measurements are completed.

MEASUREMENTS

Acceptance measurements shall be made in the measurement process in accordance with the RENFE document entitled "Verification and Commissioning of Optical Networks" ("COMPROBACION Y PUESTA EN SERVICIO DE REDES OPTICAS"). FirstMark shall thereafter evaluate the reports. Within two working days after receiving the reports, FirstMark shall confirm acceptance or rejection thereof. If FirstMark fails to reply, it shall be deemed after 5 working days that measurements of the section in question have been accepted.

The acceptance tests shall be carried out over 100% of those fibres supplied for trunk network applications.

REJECTED MEASUREMENTS

If FirstMark rejects the measurements, FirstMark shall provide RENFE with the reports (or the FirstMark reports if it has carried out its own measurements) with the measurements as evidence. These reports must demonstrate that the services agreed in the contract have not been delivered. RENFE shall rectify any defect within the period up to the delivery date. After rectification work, the measurement process shall be repeated.

MEASUREMENT ACCEPTED

FirstMark shall confirm acceptance of section measurements within a period of 5 working days.

5.1.2    ROUTE ACCEPTANCE PROCESS

DEADLINE

RENFE shall give formal notice to FirstMark of the date of completion of each complete route (as defined in the contract), accompanied by a certificate of delivery/reception. Prior to giving notice of the completion of each complete route, RENFE shall provide FirstMark with the Technical Certificates of measurements carried out over all sections making up the route. The date of this notification of completion shall be within two months from the date of carrying out measurements of the oldest section belonging to the acceptance route. FirstMark may request the appropriate authorisation from RENFE to carry out measurements prior to the delivery date.

SUCCESSFUL ACCEPTANCE

If, within one month after delivery to FirstMark, no errors or inconsistencies are detected in the measurements and verifications carried out by RENFE over the route as a whole, the said measurements and verifications shall be taken to be valid from the date of formal notification to FirstMark and the route shall be deemed accepted from that date, without prejudice to the provisions of the following paragraphs:

FirstMark shall within this period return the delivery/reception certificate for the route duly completed. If, at the end of this period, FirstMark does not reply, it shall be deemed that the route has been accepted.

FirstMark reserves the right to carry out its own measurements when it considers necessary during the first 2 months after the date of delivery of the full route. If any or all of the sections do not comply with the values specified for transmission requirements (section 2.1) two situations can arise:

1. Minor breaches (those which can be corrected within a maximum period of 3 working days from notification thereof): RENFE undertakes to correct anomalies by maintenance activities within a maximum period of 3 working days from notice thereof.

2. Serious breaches (those which require more than 3 working days from notification to be corrected): The route shall not be deemed to be accepted for the purposes of payment of the charge for use of the network as a result of poor network performance, provided FirstMark is not operating the route in whole or in part. As from notification to RENFE of this situation, RENFE shall have a period of 2 months to correct all such anomalies and carry out proof tests. At the end of this period, the contract penalties for delay in delivery of the route shall be applied, taken from the date of acceptance.

1.

COSTS

FirstMark shall only pay the costs of its own personnel taking part in the acceptance tests.

5.1.3    MONITORING OF THE CONSTRUCTION PROCESS

In the event that FirstMark wishes to monitor the construction process, RENFE shall provide the following information:

          -  Percentage of material supplies completed up to the review date.
          -  Percentage of civil works carried out up to the review date. Total
          -  number of kilometres of fibre installed up to the review date.
          -  Total number of fibre splices carried out up to the review date.
          -  Kilometres of fibre accepted up to the review date.

The date for carrying out the said reviews shall be agreed between RENFE and FirstMark after signature of the contract.

5.2      CONSTRUCTION PROCESS CONTACT POINT

All contact shall be made through a single Contact Point which shall be agreed between RENFE and FirstMark after signature of the contract.

5.3      NOMENCLATURE CONVENTION

RENFE shall produce, maintain and make available a Nomenclature of line identifiers with RENFE codes.

The line designation coding system must make provision for:

             -   Single identity code.

             - Both parties require a database which must support the line identification code format.

             - A  concise  definition of terms is necessary (e.g. what is the definition of a section).

             - If necessary, a line designation format which covers the network technology and route association.

             - If necessary, the line designation code to cover the wavelength.

This convention shall be developed between the Network Operation departments of RENFE and FirstMark after signature of the contract.

6.       OPERATIONS

6.1      SINGLE CONTACT POINT FOR OPERATIONS

In order to ensure fluid interaction between the parties, it is important that all departments involved from the two companies have access at all times to the same updated operational information. This will prevent misunderstandings and contradictions. This uniform information state must be achieved between the parties through formatted messages and defined interfaces. To do so, all operationally important information shall be exchanged through a single defined interface. For operational information, the contact point designated in the contract shall be the interface between the parties. These contact points shall forward information within their own undertaking. Erroneous information as a result of crossed lines will thus be excluded.

If there is any deviation from this procedure, it shall be specifically defined.

6.1.1    RENFE CONTACT POINT

RENFE shall define a single contact point which shall be available 24 hours of the day, 365 days a year, for all leased optical fibre lines. RENFE shall provide the name, address, telephone and fax numbers.

6.1.2    FIRSTMARK CONTACT POINT

FirstMark shall define a single contact point which shall be available 24 hours of the day, 365 days a year, for all leased optical fibre lines. FirstMark shall provide the name, address, telephone and fax numbers.

6.2      MAINTENANCE TESTS

6.2.1    TEST WAVELENGTH

Tests shall be carried out within or above the spectral window of 1550 nm (of 1485 to 1585 nm). This is because the fibre is more sensitive to flection loss within the spectral window of 1550 nm than within the 1300 nm window.

If RENFE wishes to use maintenance systems on the fibres leased to FirstMark to be used when the FirstMark system is active or which require additional components to be added to the transmission path, it shall request permission from FirstMark and agreement must be reached regarding the conditions for utilisation of the FirstMark transmission path.

6.2.2    TEST PROCEDURE

Maintenance tests are measurements carried out to ascertain the location and component which has caused a service interruption. The RENFE maintenance procedure must enable the location and component causing the fault to be identified.

6.2.3    LOCATION OF FAULTS THROUGH NETWORK OPERATORS

When a network is constructed using leased fibre, there may be occasions when the repeater sections consist of fibre of two or more lessors (this particularly applies to connections at borders). This leads to the question of how to locate a fault between the networks or more than one lessor. Since the approach to maintenance of the leased fibre is for the lessor, RENFE, to carry out all maintenance activities, the lessee faces the problem of not knowing which lessor to contact first.

In the case of a fault in the fibre, FirstMark shall contact all lessors and have them check fault correlation at transport level with other fibre circuits in their cables. In the case of damage to cable, this will likely identify which of the cables of the lessors is affected, since cable damage events normally affect almost all, if not all, fibres in the cable. The cost of checking fault correlation at transport level is considered as included in the cost of leasing the fibre and no additional payment shall be made to the lessors for carrying out such checks, even if it is not their fibre which is at fault. Furthermore, the response time for a request for fault correlation checks at transport level shall be less than 20 minutes. If the fault correlation checks do not manage to isolate the fault within a particular lessor, it will be necessary for one of the lessors to carry out tests.

In the event of a fault in a repeater section which is provided by more than one lessor, but where at least part is supplied by RENFE, RENFE shall carry out an OTDR test of the whole of the section and provide the information to FirstMark. During this process FirstMark shall be responsible for coordination of the necessary action with the third party lessor and in this manner RENFE shall deal solely with FirstMark. In the event that the fault is not in the fibre supplied by RENFE, FirstMark shall pay the expenses incurred by RENFE.

Any other trunk link provided by a third party shall be connected to the RENFE fibre by means of the appropriate equipment - ADM or repeaters.

6.3      CONFIGURATION

All new requests for additional fibre on existing routes shall be handled as in the construction process in section 4.

6.4      MAINTENANCE

RENFE shall be responsible for maintenance of the leased element. By definition, maintenance activities are scheduled work and, as such, any resulting cut can be forecast. Consequently, prior notice can be given and the cut can be made as short as possible.

With respect to interruptions in service as a result of scheduled work, RENFE shall be under the following obligations:

         1. Less than one scheduled cut per 200 km of network during one year.

         2. Maximum time out of service due to a scheduled cut: 2.5 hours. To this amount should be added 1.5 hours out of service as a result of proof tests, which may be distributed over several intervals; these subsequent proof tests shall be agreed with the Customer.

If these limits are exceeded, the contract penalties shall be applied.

The minimum notice period which RENFE shall give to FirstMark prior to commencing any maintenance activity shall fall into categories. These categories are defined in section 5.4.1. The prior notice required for the "At Risk" category shall be 7 days, and for the "Maintenance Cut", shall be 30 days. The prior notice for "Re-establishment Cut" shall be 2 hours. Furthermore, RENFE shall ensure that only one disrupting maintenance activity is carried out ("At Risk" and "Maintenance cut") per transmission loop at a particular time unless the maintenance activities are being carried out on a single multiplex link or unless

FirstMark has given its express permission. The definition of a multiplex link is a pointto point path between two SDH switching locations.

In all maintenance activities (except "No Risk") RENFE shall notify the FirstMark contact point immediately prior (30 minutes) to commencing the scheduled work, and after it has been completed.

It is important that after completion of maintenance activities, network performance continues to fall within the network design requirements (section
2). In order to ensure this, proof tests must be carried out and the information passed to FirstMark for acceptance. Measurements must repeat the acceptance tests summarised in section 2.2, except that the reflectometry measurements should solely record those events which have been carried out by the maintenance activity. The attendance of FirstMark shall not be required at proof tests in respect of maintenance activities. The date and time for proof tests shall be agreed with FirstMark and shall be carried out within a maximum period of 10 days after the maintenance activity unless as a result of operating requirements FirstMark postpones the tests to a new date agreed by the parties. Whenever possible, RENFE shall make an alternative route available to FirstMark. The cut or cuts for testing shall not contribute to the annual figures for the number of maintenance cuts but will contribute to the time out of service, which shall be added to the time out of service resulting from the maintenance activity giving rise to the proof test. Times out of service may be distributed over several intervals.

6.4.1    CATEGORIES OF MAINTENANCE ACTIVITY

The maintenance process makes use of classification of maintenance activities into categories. These categories have their corresponding implications. The categories are as follows:

"NO RISK"

RENFE maintenance activities which represent little or no risk to the FirstMark fibres. Work not at fibre level, or access at fibre level through the plant with fibre management achieved using single circuit management, access at the level of tray or cable element which do not contain FirstMark fibres. IT IS NOT NECESSARY for RENFE to notify FirstMark of this activity.

"AT RISK"

Those RENFE maintenance activities which represent an acknowledged risk to the FirstMark fibres, but which must be completed without interrupting the FirstMark circuits. Access at fibre level which results in access to fibres contained within the same cable element as FirstMark fibres, or the same fibre splicing/organisation tray which contains FirstMark fibres.

RENFE MUST GIVE NOTICE at least 7 days previously to FirstMark of the activity and of the date and time of the work. The prior notice of these events will enable FirstMark to verify the availability of an alternative route and switch the traffic. FirstMark may request postponement of the activity in the event that an alternative route is not available at the time of the maintenance event. RENFE shall use its best efforts to comply with this request unless the scheduled activity is necessary to repair faults affecting RENFE service or that of another customer.

"MAINTENANCE CUT"

Maintenance activities carried out by RENFE which DO INTERRUPT the FirstMark circuits (e.g. the replacement of cable sections or optical plant elements).

RENFE MUST GIVE NOTICE at least 30 days previously to FirstMark of the activity, and the date and time of the work. Prior notice of these events will enable FirstMark to verify the availability of an alternative route and switch the traffic. FirstMark may request postponement of the activity if an alternative route is not available at the time of the maintenance event. RENFE shall comply with this request unless the scheduled activity is necessary to repair faults which affect the railway service of RENFE or telecommunications service of another customer. In any event, and whenever possible, RENFE shall provide an alternative route and implement the same in conjunction with FirstMark.

Furthermore, RENFE shall use its best efforts to carry out any maintenance activities which affect the service at times of low priority - e.g. night-time (between 2 am and 6 am).

Immediately prior (30 minutes) to commencing the "Maintenance Cut" activity, RENFE shall contact FirstMark and confirm that the activity can be carried out. At that time, FirstMark shall be entitled to request that work be postponed if it has good reason for doing so (affecting its service) and RENFE shall comply with this request unless its own railway service or the telecommunications service of another customer is affected.

"RE-ESTABLISHMENT CUT"

In the event of partial damage to a fibre cable, it is normally necessary to cut the remaining fibres which are operating in order to permit re-establishment of the damaged fibres. If the FirstMark fibres are not affected by the initial damage event, any subsequent cut shall by definition be a scheduled cut; nevertheless the prior notice which RENFE can give will be limited. RENFE, however, MUST GIVE NOTICE THEREOF at least 2 hours previously. Prior notice of these events will enable FirstMark to take the appropriate steps to minimise risks. Whenever possible, RENFE shall provide an alternative route and implement the same in conjunction with FirstMark.

6.4.2    CONTACT POINTS

All contact shall be made through the single Contact Point defined in section
5.1.

6.4.3    MONITORING OF THE MAINTENANCE PROCESS

In order to monitor the maintenance process, RENFE shall provide the following data:

             - The total number of maintenance events per route in the
               category of "At risk" or higher; provided by year and category.
             - The number of proof tests rejected for maintenance events during this year.
             - The number of maintenance events during the said year
               which it has not been able to re-establish within the agreed times.
             - The total time for scheduled cuts during the year, given in hours per fibre loop.

The time scheduling and data format shall be in accordance with the contract performance review (see section 8).

6.5      REPAIRS

Repair activities are by definition reactive. There are two procedures for repairs. The first is re-establishment by direct definitive repair. The second is provisional re-establishment which restores the fibres as quickly as possible before commencing permanent repair through the maintenance process. The time of cuts under both procedures contributes to fibre non-availability.

Times which contribute to fibre non-availability are the sum of the following times out of service:

TA-      Time out of service from occurrence of the fault until notified.

TB- Time out of service after the fault is notified until it is corrected, either provisionally or definitively.

TC- Time out of service due to a second fault related to the first fault occurring at the same place and within a period not exceeding 8 hours from notification of the first fault.

TD- Time out of service for carrying out the maintenance activity which corrects the fault on a definitive bases.

TE- Time out of service to carry out proof tests. This time may be distributed into several intervals.

For the purpose of this Technical Agreement, total non-availability time due to a repair event shall be the sum of the following intervals of time out of service:

for a definitive repair: T = Tb + Tc + Te for a provisional repair: T = Tb + Tc + Td + Te

All these service interruptions shall be computed as a single repair event.

6.5.1    PROCESS RESPONSIBILITIES

With respect to service interruptions due to repairs, RENFE shall be under the following commitments:

         1. Less than one cut per breakdown per 300 km of network during one year.

         2. Maximum time out of service due to repair cuts: 8 hours. To this amount should be added 1.5 hours of time out of service due to the proof tests which may be carried out immediately in one transmission direction. The proof tests in the other direction may be completed subsequently on a date to be determined by mutual agreement between the parties.

If these limits are exceeded, the contractual penalties shall be applied.

After a cut, RENFE shall use its best efforts to restore the service in the shortest possible time, even though there is a risk that other cuts may be caused accidentally during the repair activity itself. Consequently, an operating window of 8 hours is established after a cut during which, if other cuts take place, they will be computed as the first cut and the time out of service shall be taken as the sum of the time out of service of all cuts occurring in this 8 hour window (Tb + Tc).

In those cases in which the provisional repair approach is utilised, the subsequent definitive repair must be completed through the maintenance process as described in section 5.4 within a maximum period of 30 days after rectifying the initial fault. In this case, maintenance activity to correct the fault on a definitive basis shall not be taken into account in the statistics for the number of cuts for maintenance, and time out of service due to this maintenance activity (including proofing times) shall be added to the time out of service for the repair event which gave rise to it.

As in the case of maintenance activities, it is important that after completing the repair activity, network performance continues within the network design requirements (section 2). To ensure this, proof tests must be carried out and the data passed to FirstMark for its acceptance. Measurements must repeat the acceptance tests summarised in section 2.2 except that the reflectometry measurements should record only those event which have been carried out by the repair activity. The attendance of FirstMark at the acceptance tests for repair activities shall not be required. The date and time for acceptance tests shall be agreed with FirstMark and carried out within a period of 10 days after the repair activity; unless, as a result of operating requirements, FirstMark postpones the tests until a new date agreed by the parties. Whenever possible, RENFE shall provide FirstMark with an alternative route. The cut for tests shall not contribute to the annual figures for the number of repair cuts but shall contribute the time out of service which shall be added to the time of the repair activity giving rise to such proof tests.

Faults in the fibre may be identified by the transmission systems of any of the parties using the cable or by RENFE technicians working on the network. Consequently, faults in the fibre may be identified either by FirstMark or by RENFE. The two following sections, 5.5.2 and 5.5.3, summarise the procedure for rectifying faults in relation to fibre faults identified by each party respectively.

6.5.2    FIRSTMARK IDENTIFIES A FAULT IN THE LEASED ELEMENT

      a. Identification of the fault by FirstMark.

      b. The fault is reported to RENFE by fax or telephone, providing the following information:
         - Date and time when the fault occurred.
         - Any additional information for the purpose of rectifying the fault.
         - Line code for the defective optical fibre pair. If possible, the individual fibre affected should be indicated.
         - Identification of the repeater section (if known).

      c. Confirmation from RENFE of having received the notification.
         RENFE confirms that it has received the fault report by telephone or fax and provides the following information:
         -  Name of operator responsible.
         -  Incident code.

      d. First interim response.
         RENFE provides FirstMark with the following information within a maximum response time of 120 minutes:
         -  Type of fault.
         -  Cause [assumed] of the fault.
         -  Duration [estimated] of the fault.

      e. Rectification of the fault.
         The fault is rectified in accordance with the RENFE specifications and provisions. If necessary, FirstMark may provide support for rectification of the fault.

      f. Interim report.
         Based on the fault rectification state, FirstMark will receive a report by telephone of progress as fresh news appears. If it is ascertained that the maximum repair time or estimated duration of the fault indicated in the fault report is exceeded, the interim report shall be sent by fax. The content of the fax shall be identical to the content of the fault report. The following supplementary matters shall be added:

         -  Explanation of reasons for the delay.
         -  Estimated duration of the delay.

      g. Fault rectification report
         After the fault is rectified, notice will immediately be given by telephone to FirstMark, followed by the corresponding report by fax. The content of the fax shall be identical to the content of the fault report and contain the following additional matters:
         -  End of fault: date/time.

         -  Confirmed cause of the fault.
         -  Work carried out.
         - Indication whether the fault was rectified by provisional re-establishment and that maintenance activity is therefore required to restore the cable section to its state prior to the damage.

      h. Confirmation.
         FirstMark verifies that the fault has been finally rectified and confirms the rectification report or, if necessary, indicates the defects which still remain. If there are no defects, confirmation of rectification of the fault by RENFE (the date indicated by the fax) shall be deemed to be the definitive end of the fault. In this case, the fault duration shall be taken as the time between: the date and time indicated in the notification fax, and the date and time indicated in the fault rectification confirmation fax.

6.5.3    RENFE  IDENTIFIES A FAULT IN THE LEASED ELEMENT

      a. Identification by RENFE of the fault.

      b. FirstMark is informed of the fault within the response time of 30 minutes. RENFE sends the following information to FirstMark by fax:
         - Line code for the defective optical fibre pair. If possible, the individual fibre affected will be indicated.
         -  Date and time when the fault was detected.
         -  Type of fault.
         -  Cause [assumed] of the fault.
         -  Duration [estimated] of the fault.
         -  Incident identification code.

      c. Confirmation by FirstMark of receipt of the notice from RENFE. FirstMark confirms that it has received the fault report by telephone or fax and provides the following information:
         -  Name of operator responsible.

      d. Rectification of the fault.
         The fault is rectified in accordance with the RENFE specifications and provisions. If necessary, FirstMark may provide support in rectifying the fault.

      e. Interim report.
         Based on the fault rectification state, FirstMark will receive a report by telephone on progress as fresh news appears. If it is ascertained that the maximum repair time or estimated duration of the fault indicated in the fault report is exceeded, the interim report should be sent by fax. The content of the fax will be identical to the content of the fault report and contain the following supplementary matters:
         -  Explanation of reasons for the delay.

         -  Estimated duration of the delay.

      f. Fault rectification report.
         After the fault is rectified, the corresponding report will be sent by fax to FirstMark. The content of the fax will be identical to the content of the fault report and contain the following supplementary matters:
         - End of fault: date/time.
         - Confirmed cause of the fault.
         - Work carried out.
         - It will indicate whether the fault was rectified by provisional re-establishment, and therefore whether maintenance activity is required to restore the cable section to its state prior to the damage.

      g. Confirmation.
         FirstMark will verify that the fault has been finally rectified and confirm the rectification report or, if necessary, indicate the defects that remain. If there are no defects the fault rectification confirmation from RENFE (the date indicated by the fax) will be considered as the definitive end of the fault. In this case, the duration of the fault will be taken as the time between: the date and time indicated in the notification fax, and the date and time indicated in the fault rectification confirmation fax.

6.5.4    ESCALATION PROCESS

The escalation procedure will be implemented jointly by the Network Operation departments of both parties (RENFE and FirstMark) after signature of the contract.

6.5.5    CONTACT POINTS

All contact shall be through the single Contact Point defined in section 5.1.

6.5.6    MONITORING OF THE REPAIR PROCESS

In order to monitor the repair process, RENFE shall provide the following data:

             - The total number of repair events per route during the year which affect FirstMark fibres.
             -    Details of the number of faults per repeater section.
             - The total number of proof tests rejected for repair events during the year.
             - The number of repair events during the year for which re-establishment has not taken place within the agreed times.
             - The total time of cuts as a result of breakdowns during the year, given in hours per route.

6.5.7    LANGUAGE

All communications between the parties shall be in Spanish.

7.        OBLIGATIONS ON TERMINATION OF THE CONTRACT

At the end of the fibre lease there will be connection cables which terminate within the premises used by FirstMark. At the end of fibre leasing, it will be necessary to remove them or for the owner of the premises to dispose of them.

FirstMark shall be responsible for removing its own equipment and cables and those installed by third parties contracted by it within a maximum period of 4 months. In the event that they are not removed within this period, RENFE may dispose of them. FirstMark shall be liable for any claims resulting from removal of equipment and cable by RENFE brought by third parties contracted by FirstMark. FirstMark shall use its best efforts to endeavour to shorten this time and comply with RENFE requests to clear specific spaces.

8.       DOCUMENTATION AND ARCHIVES

RENFE and FirstMark shall jointly define, after signature of the contract, the documentation which must be maintained and its format, and by whom, arising out of this contract.

Section 7.1 contains a list for guidance (non-exhaustive) of the documents which may be required.

8.1      SUMMARY OF THE DOCUMENTS AND ARCHIVES

         -  Testing Archive
         -  Installation Archives
         -  Routing Archives
         -  Capacity Archives
         -  Traffic Archives
         -  Configuration
         -  Technical Specifications
         -  Location Archives
         -  Maps
         -  Control of Changes
         -  Standards
         -  Disaster Process
         -  Process Documents

9.       COMMERCIAL MATTERS

RENFE and FirstMark shall notify each other as soon as possible of any imminent breach of the terms of the contract.

Confidentiality of information is critical to both parties (RENFE and FirstMark). This is particularly applicable to information regarding customers. The contract must ensure that information relating to FirstMark customer connection and any other information which RENFE acquires as a result of this contractual relationship is not available to third parties outside RENFE, nor to other departments of RENFE which are unconnected with the subject matter of this contract nor, in particular, to any other customer of RENFE who will often be in direct competition with FirstMark. Furthermore, FirstMark undertakes to keep information relating to this contract in confidence. In particular, the financial aspects of the contract; network topology, capacity and locations; statistical data, standards and processes, and other information which FirstMark acquires as a result of this contractual relationship.

It is good practice to review the performance of suppliers in relation to the terms and conditions of their contracts. In order to facilitate the review process, a standard format must be agreed for the contract performance review report and the review period must be agreed, which shall normally be annually. In the event of performance inferior to that indicated in the contract, FirstMark reserves the right to require more frequent reviews. All costs of RENFE arising as a result of compiling and providing review reports shall be for account of RENFE.

RENFE undertakes to provide a review report on performance of the contract on a fixed date and in a particular format. The periods and format shall be agreed between the parties after signature of the contract.

--------------------------------------------------------------------------------

                                                ANNEX 4

                        VERIFICATION AND COMMISSIONING OF
                                OPTICAL NETWORKS

                  --------------------------------------------

2.   INTRODUCTION

     This document establishes the most important technical parameters of the RENFE optical fibres along with the tests and measurement methods necessary to verify them.

3.   RESULTS OF TESTS PROVIDED BY RENFE

     RENFE shall provide transmission measurements - for the optical fibres which it leases - as follows:

     1. Results of OTDR tests in accordance with the indications set out in sections 3 and 4.

     2.   Power loss (under the same conditions as the previous item).

     3. Results of cable manufacturers' tests (attenuation/km, CD, PDM) as indicated in section 5.4.

     4. The types of connectors used, indicating attenuation, return loss, number of connectors and location.

     5.   Date of cable installation.

     6. RENFE cannot measure the PDM value. Nevertheless, it will provide the measurements made by the manufacturer of the fibre and provide the necessary facilities for the customer to carry out measurements of this parameter at points where it considers the same desirable.

4.   TESTS TO BE CARRIED OUT

     Three classes of tests shall be carried out:

     1.   OTDR:

          -    In order to determine:

               -    total attenuation of the link
               -    any particular points on the line
               -    return loss and attenuation in all connectors
               -    attenuation loss of splices

          -    Specifications:

               -    wavelength:                             1550 nm. (1)
               -    reflectance threshold:                   - 50 dB (2)

(1) In the event that any non-standard values appear, measurements shall also be made at 1310 nm to compare results. If the difference between the two measurements exceeds 0.1 dB, RENFE shall take the appropriate action to correct the anomaly.

(2) Threshold fixed in the equipment as from which existing events are included.

          -    Refraction coefficient:

               - the refraction coefficient provided by the manufacturer shall be provided if there is a single type of fibre in the link.

               - the required refraction coefficient shall be 1.467 if it is not initially known or if the link consists of different types of fibre.

          - Pulse duration: The minimum pulse must be used which permits the whole distance to be seen. This pulse width shall be different for different link distances. The exact value of the pulse used shall be determined by the operator of the OTDR. The following pulse duration figures can be considered indicative:

                      >  0-40 km impulse duration = 2.5 microseconds
                      >  40-80 km impulse duration = 5 microseconds
                      >  over 80 km impulse duration = 10 microseconds

     2.   Power loss:

          -    In order to determine:

               -    total attenuation of the link, in exact terms

          -    Specifications:

               -    wavelength: 1550 nm for all links
               -    wavelength: 1310 nm for distances of less than 30 km


     3.   PMD (Optional)

          -    In order to determine:

               -    dispersion of the link in polarisation mode, in exact terms

          -    Specifications:

               -    distance (see the OTDR results)

          RENFE shall provide the measurements of this parameter made by the manufacturer of the optical fibre. RENFE shall facilitate these tests by FIRST MARK personnel if the latter so wishes.

4.   TESTING PROCEDURES

     This section defines the procedures for OTDR, return loss and PMD tests (if carried out).

     For the purposes of clarity, the two ends of the link are designated in this document as:

          -    Point A
          -    Point B

     It shall be expressly indicated (when the results of the measurements are provided) which are points A and B.

     These points are usually the terminal connectors of the link. These connectors are normally installed in RENFE premises.

     If the fibre link in question does not terminate at a connector, a connector will be spliced in order to carry out the tests as indicated in this document.

     4.1. OTDR Test

          The OTDR equipment must be capable of measuring differences 50 km greater than the length of the link.

          An OTDR test shall be carried out in two directions:

               -    from Point A to Point B
               -    from Point B to Point A

          The manner of carrying out the OTDR test is specified in the following sections:

     4.1.1. From Point A to Point B

-------------------------------------------------------------------------------------------------------------------------
Operation                                                              -    The OTDR is  connected  to  connector  C1 at
1                                                                           Point A.  Two measurements are taken:

                                             Point A

                                                                            -   events in link 1
                                                                            -   characteristics   of  the  fibre  in
                                                                                link 1

                                Fibre 1                Fibre 2






                                              Point B

-------------------------------------------------------------------------------------------------------------------------
Operation                               Point A                        -    As in the previous case
2




                              Fibre 1              Fibre 2






                                        Point B

-------------------------------------------------------------------------------------------------------------------------


     4.1.2. From Point B to Point A

-------------------------------------------------------------------------------------------------------------------------
Operation

1                                                                      -    As in the previous case

                                            Point A





                                Fibre 1                   Fibre 2








                                             Point B

-------------------------------------------------------------------------------------------------------------------------
Operation                                                              -    As in the previous case
2                                            Point A





                                    Fibre 1                Fibre 2




                                                          --------
                                                            OTDR
                                                          --------

                                                Point B

-------------------------------------------------------------------------------------------------------------------------



     Note 1. A loop system should be used (reflectometric extender) between the OTDR and the point of measurement.

          A loop should also be connected to the terminal point in order to guarantee accuracy of the measurements at the terminal connectors.

          These loops should be of a length necessary to guarantee the accuracy of the OTDR measurements from the point of measurement.

     4.1.3. Validation of OTDR results

          During the tests, the results of the OTDR test must be compared with the specifications in section 7.

          If the results are not satisfactory, the necessary corrections shall be made and the measurements repeated, always in accordance with the indications of this document. If, after several measurements, the fibre still does not comply with the specifications, the corresponding action shall be taken to solve the problem (cleaning connectors, repetition of fusing, etc.) and new measurements taken.

     4.2. Measurement of power loss

          In order to determine the power loss, the following three steps shall be taken:

               1.   Reference power prior to measurement.
               2.   Measurement from Point A to Point B.
               3.   Reference power after measurement.

          These steps are specified in the following sections:

          4.2.1. Reference power prior to measurement

               The first step consists of determining the reference power transmitted and received by the measurement equipment at one end of the link, as indicated in this diagram:

                                                                    Point A


         Point A
      -------------
        Reciever                 1       2       1
      -------------                                             -------------
       Transmitter  -----------------------------------------      Reciever
      -------------                                             -------------

                    1  Connection run
                                                           Adaptor (1)
                   2
                       + Connectors (2)



               This measurement is made before and after measurement of the fibre.




          4.2.2. Measurement from Point A to Point B

               This measurement determines the link loss from A to B. The results of this measurement must be immediately compared with the results of OTDR attenuation.

               Nevertheless, the loss of one connector (e.g. 0.5 dB) must be added to the attenuation measured, since the same has been included in calibration.

               The measurement shall be implemented in accordance with the following diagram:


                                    ------------>
         Point A

                               2       Fibre n       2
      -------------    1                                   1    -------------
       Transmitter  -----------------------------------------      Reciever
      -------------                                             -------------

                         1                                                   C
                            Connection run
                         2                                                   A
                            Adaptor (1) + Connectors (2)
                         3                                                   F
                            Fibre to be measured

          4.2.3. Reference power after the measurements

               Once all the fibres have been measured, the reference power of the measuring equipment must again be measured in accordance with the specifications defined previously. If the difference between this measurement and the initial measurement is greater than 0.4 dB, the Customer shall be notified and the same shall decide whether or not to accept the measurements.

               Implementation is defined in the following diagram:

                                                                   Point A


         Point A
      -------------
        Reciever                                         1       2       1
      -------------                                             -------------
       Transmitter  -----------------------------------------      Reciever
      -------------                                             -------------


                              1
                                 Connection run

                              3                                  Adaptor (1)
                                 + Connectors (2)






     4.3. Measurement of the PMD value (optional)

          In the event that FIRST MARK so requests, and at its own cost, polarisation mode dispersion tests (PMD) shall be carried out in respect of all fibres in one direction only, with the power source at one end and the PMD analysed at the other.

          After the measurements, the PMD analyser will give the following results per link:

               -    Total PMD value in ps
               -    PMD value in ps / km

          It is not necessary to repeat these measurements in the other direction.

5.   PRESENTATION OF THE RESULTS

     The results of the measurements shall be presented to FIRST MARK by the latest 7 working days after completing the tests for the power loss measurements and within 15 working days of completing the tests for other measurements.

     Each measurement report must always include:

     -    the name of the person who carried out the tests.
     - brand, type and serial number of the measuring equipment used, date and calibration certificate issued by the manufacturer.

     - Accurate identification of the FIRST MARK optical fibres in each optical distributor on the network layout.

     RENFE shall provide FIRST MARK with the following measurement details:

     5.1. OTDR

          The optical time domain reflectometer (OTDR) results shall be notified in the following manner:

          -    From A to B
          -    From B to A

          Event table for each link. The event table provided by the OTDR measuring equipment shall be submitted, which shall provide the following data:

          -    Event type
          -    Attenuation
          -    Return loss or reflectance (as the case may be)
          -    Location (km)
          - Pulse duration used. If this information is not shown in the event table, it must be included in the corresponding chart.

          For:

               -    From A to B
               -    From B to A
               -    Average.

          - A comparison of OTDR recorded events and the physical arrangement of the table (ODF, splice closures). This comparison will enable any cable installation problems to be established.

          -    An explanation of all events outside specifications.

          - A diskette with the above mentioned records, RENFE shall provide these records if possible on standard OTDR BELLCORE GR196-CORE Issue 1.

     5.2. Power loss

          The power loss results shall be reported in the following manner:

          -    Reference results:

               -    Reference power (before and after the measurements)
               - Variation in reference power (before and after the measurements)
          - Attenuation in dB between connectors located in the RENFE equipment room.

     5.3. PMD (Optional)

          The results of polarisation mode dispersion (PMD) shall be presented in the following manner:

          -    Total PMD per fibre, in picoseconds (ps).
          - PMD per fibre in picoseconds per square root of kilometres (ps /(Square Root)km)

          (RENFE shall provide a copy of the manufacturer's results regarding the same. RENFE shall facilitate these tests by FIRST MARK personnel if so required).

     5.4. Manufacturer's tests

          RENFE shall provide FIRST MARK with the results of the following tests carried out by the cable manufacturer:

          -    Optical properties

          Attenuation:

          - Maximum value between 1,285 and 1,330 nm. (spectral attenuation curve of a sample of the optical fibre used).
          -    Maximum value of 1,550 nm.
          -    Attenuation uniformity (predetermined premises).

          Chromatic dispersion:

          - Between 1,285 and 1,330 nm. (the particular values provided by the manufacturer should be provided).

          -    At 1,550 nm.
          -    Dispersion in polarisation mode.

6.   ABBREVIATIONS

     CD   Chromatic dispersion

     ODF  Optical Distribution Frame

     OTDR Optical Time Domain Reflectometer

     PMD  Polarisation Mode Dispersion

7.   SPECIFICATIONS OF RENFE OPTICAL FIBRE

------------------------------------------------------------------------------------------------------------------------

TYPE AND STRUCTURE

Mono-mode, in accordance with CCITT G 652 specifications.

The fibres consist of an adulterated silica core covered by a silica shield and a two-layer coating of ultraviolet-hardened acrylate.
------------------------------------------------------------------------------------------------------------------------

GEOMETRIC PROPERTIES

Field diameter at 1310 nm                              (micrometers)             [9-10]+/- 10%
Shield diameter                                        (micrometers)             125+/-3
Coating diameter                                       ((micrometers)            245+/-10
Field excentricity                                     (%)                       LESS THAN OR EQUAL TO 6
Shield excentricity                                    (%)                       LESS THAN OR EQUAL TO 2
Core/shield concentricity error                        ((micrometers)            LESS THAN OR EQUAL TO 1
Shield/coating concentricity error                     ((micrometers)            LESS THAN OR EQUAL TO 15

------------------------------------------------------------------------------------------------------------------------

OPTICAL PROPERTIES

Shear wavelength (fibre in cable)                      (nm)                      (lambda) cc LESS THAN OR EQUAL TO 1280

Attenuation:
Maximum value between 1285 and 1330 nm                 (dB/km)                   0.38
Maximum value at 1550 nm                               (dB/km)                   0.25

Uniformity of attenuation (predetermined premises)     (dB)                      LESS THAN OR EQUAL TO 0.1

Chromatic dispersion:
Between 1285 and 1330 nm                               (ps/nm.km)                LESS THAN OR EQUAL TO 3
At 1550 nm                                             (ps/nm.km)                LESS THAN OR EQUAL TO 20

Dispersion in polarisation mode:                       (ps/(Square Root) km)     LESS THAN OR EQUAL TO 0.5

------------------------------------------------------------------------------------------------------------------------

MECHANICAL PROPERTIES

Transmission tests                                     (%)                       LESS THAN OR EQUAL TO 1
(minimum duration 1s)
Flexion test
Additional loss at 1550 nm                             (dB)                      LESS THAN OR EQUAL TO 0,1
(100 turns on a 75 mm diameter mandrel)
------------------------------------------------------------------------------------------------------------------------


8.   SUMMARY OF SPECIFICATIONS

     -    Standard mono-mode

     Splice value = (Splicing measurement from A to B + splicing measurement from B to A) /2

     -    Average maximum value of splices LESS THAN 0.1 (*)
     -    Individual maximum value of splice LESS THAN 0.5 dB
     - Maximum unit attenuation ODF/S connector (1 connector+1 adaptor+1 connector)=0.5 dB at 1,550 nm.
     -    Connector return loss, better than 30 dB at 1,550 nm.
     - Maximum dispersion value in polarisation mode = 0.5 ps/(Square Root)km a 1,550 nm.
     - RENFE shall procure that no optical fibre distributors are installed in the optical fibres of FIRST MARK on the sections between two FIRST MARK repeaters.

8.   RESULTS TO BE SUBMITTED

     8.1. Information regarding equipment

          RENFE shall provide FIRST MARK with the following data for each measurement:

          Name of person carrying out the measurements.

          Date of measurement.

          Brand of measurement equipment.

          Type of measurement equipment.

          Serial number of measurement equipment.

          Calibration date and certificate number.

          Links and fibres measured with this equipment.

     8.2. OTDR event table

          The format for presenting results shall be as indicated in Annex A.

     8.3. Power loss

          The format for presenting the results shall be as indicated in Annex
          A.

          (*) The average is calculated taking into account all splices in a repeater span. For example, if there are ten splices in a span, total attenuation may not exceed 1dB.

                                     ANNEX A

RENFE INFRASTRUCTURE
MAINTENANCE                                                   TELECOMMUNICATIONS

                       OPTICAL POWER LOSS MEASUREMENTS

Details of Link
-----------------------------------------------------------------------------------------------------
Station A:                                                                               Fibre length

Station B:                                                                              Type of Cable
-----------------------------------------------------------------------------------------------------

General Data                                                                          Date:
-----------------------------------------------------------------------------------------------------
First and last names:                                                            JTMI/Undertaking
-----------------------------------------------------------------------------------------------------
Initial ref. reading (dB)                                                        Difference (dB)
                                                            -----------------------------------------
Final ref. reading (dB)                                                 Wavelength
-----------------------------------------------------------------------------------------------------
Equipment                      Brand and Model               Serial No.     Calibration ref. and Date
-----------------------------------------------------------------------------------------------------
Light Source

Power measurer**
-----------------------------------------------------------------------------------------------------


------------------------------------------         ----------------------------------------------
  Fibre       Reading       Attenuation                 Fibre       Reading       Attenuation
------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------

------------------------------------------         ----------------------------------------------


         Attenuation (dB) = Reading -  Inital reference reading - 0.5

RENFE INFRASTRUCTURE
MAINTENANCE                    MEASUREMENTS OF OPTICAL FIBRE SPLICES

                                                                Sheet ... of ...

------------------------------------------------------------------------------------------------------------------------------
Station A:                           Station B:                   Fibre Length:                  Type of Cable:
------------------------------------------------------------------------------------------------------------------------------
First and last names:                                            JTMI/Undertaking:                        Date:
------------------------------------------------------------------------------------------------------------------------------
OTDR Make and Model                      Serial no.            Calibration ref. and date          Wavelength:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Fibre         N DEG.     Length             N DEG.     Length             N DEG.     Length
              ------------------------------------------------------------------------------------------
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average A   -   B  B   -   A  Average
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------           ------------
Fibre         N DEG.     Length             N DEG.     Length                          Average
              ------------------------------------------------------------              Value
N DEG.        A   -   B  B   -   A  Average A   -   B  B   -   A  Average            ------------
--------------------------------------------------------------------------           ------------
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

                                     ANNEX 5



                        DELIVERY - ACCEPTANCE CERTIFICATE

Pursuant to clause 4.1.2. of the Technical Annex of the Contract of 1 August /00 between FIRSTMARK and RENFE, RENFE hereby delivers to FIRSTMARK the fibre optic network -one optical fibre pair - over the following route: _______________.

                                       Madrid, __________________________




                                         DELIVERY BY RENFE



                                         Mr. ____________________________




    ACCEPTANCE BY FIRSTMARK,



    Mr. ________________________

                                     ANNEX 6

                                     ANNEX 6
                           CONFIDENTIALITY UNDERTAKING

(To be addressed by the party concerned to the other, as appropriate).

                              In........, the............of ............ , 2000

Dear Sir,

 ....... has stated its interest in examining the viability of a possible securitisation operation in respect of the credit rights deriving from the contract for the use and maintenance of an optical fibre Network entered into between Red Nacional de los Ferrocarriles Espanoles (RENFE) and FirstMark Communications Europe, S.A. (FirstMark), hereinafter the "Operation".

In order that ........ can act as financial adviser to ..................... in the design of the Operation, ............. has agreed to provide to ..........
certain verbal and written information relating to the Operation as well as the contracts entered into. The information provided is hereinafter referred to as the "Information".

In relation to the Operation, ....................., states that:

1. It undertakes to maintain the Information in confidence and not to transmit the same in whole or in part at any time or in any manner to any individual or legal entity except in the exceptional circumstances expressly provided in this document and when the Information is communicated to administrative, supervisory or Stock Exchange authorities.

2.   ....... authorises .......... to provide the Information to third parties when necessary to carry out its study. In this event, it shall enter into the corresponding confidentiality commitment with the said third party in identical terms to those set out in this document and forward a copy thereof to FirstMark/RENFE (as the case may be).

3.   ....... undertakes to use the Information provided solely and exclusively for the purposes of examining the viability and, as the case may be, designing the Operation, and may not otherwise use the same to the prejudice of FirstMark/RENFE (as the case may be).

4. The provisions of this document regarding the information shall not extend to those parts of the Information which are or become public knowledge or are made public other than by breach of ..................., which is already in its possession, which has been independently obtained, or has been obtained from a third party not subject to a confidentiality obligation.

5.   This commitment shall be enforceable and binding on ..........., its subsidiaries and associates. The obligations set out in this document shall remain in force whilst relations are maintained between the parties and for one year as from the date of termination thereof.

6.   ............ hereby undertakes to indemnify FirstMark/RENFE (as the case may be) against loss or damage which may be caused to it by breach of the terms of this confidentiality undertaking.

7. The parties expressly waive any legal jurisdiction and agree to submit any dispute, matter or incident which may arise between them in relation to this Contract to arbitration. The said arbitration shall be at law and the administration thereof entrusted to the Civil and Mercantile Court of Arbitration ("Corte Civil y Mercantil de Arbitraje - CIMA") whose bylaws and procedural regulations are known to the signatories to this document. Hearing of and decisions regarding the matters in dispute shall be carried out by a single arbitrator appointed from members of the Civil and Mercantile Court of Arbitration by agreement of the parties when the dispute arises or, if not so agreed, by the Chairman of the Court, in accordance with its bylaws, which the parties state they are also familiar with. It shall be deemed that agreement is not reached if, within fifteen calendar days from a request from one party to the other party or parties, no affirmative answer is received from them all. The parties expressly record their commitment to comply with any arbitration award issued.


Yours faithfully,




----------------------

 ..............................(name)
 ..............................(name of the company)
 ..............................(position in the undertaking)